Exhibit 10.2

AMENDED AND RESTATED BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT
AMONG
VANGUARD NATURAL RESOURCES, LLC
AND
THE COMMITMENT PARTIES PARTY HERETO
Dated as of February 24, 2017
As Amended and Restated May 23, 2017

TABLE OF CONTENTS
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TABLE OF CONTENTS (cont’d)
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TABLE OF CONTENTS (cont’d)
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SCHEDULES
Schedule 1	Commitment Schedule
Schedule 2	Exit Term Loan Backstop Commitment Schedule

EXHIBITS
Exhibit A-1	Form of 1145 Rights Offering Procedures
Exhibit A-2	Form of Accredited Investor Rights Offering Procedures
Exhibit B	Form of Joinder Agreement for Related Purchaser
Exhibit C-1	Form of Joinder Agreement for Existing Commitment Party Purchaser
Exhibit C-2	Form of Amendment for Existing Commitment Party Purchaser
Exhibit D	Form of Joinder Agreement for New Purchaser
Exhibit E	Form of Joinder Agreement for Exit Term Loan Backstop Commitment

AMENDED AND RESTATED BACKSTOP COMMITMENT AGREEMENT
THIS BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT (this “Agreement”), dated as of February 24, 2017 (and amended and restated as of May 23. 2017), is made by and among Vanguard Natural Resources, LLC, a Delaware limited liability company and the ultimate parent of each of the other Debtors (as the debtor in possession and a reorganized debtor, as applicable, the “Company”), on behalf of itself and each of the other Debtors (as defined below), on the one hand, and each Commitment Party (as defined below), on the other hand. The Company and each Commitment Party is referred to herein, individually, as a “Party” and, collectively, as the “Parties”. Capitalized terms that are used but not otherwise defined in this Agreement shall have the meanings given to them in Section 1.1 hereof or, if not defined therein, shall have the meanings given to them in the Plan.
RECITALS
WHEREAS, the Company, the Commitment Parties (as defined below) and the other Restructuring Support Parties (as defined in the Restructuring Support Agreement) are party to a Restructuring Support Agreement, dated as of February 1, 2017 (including the terms and conditions set forth in the exhibits thereto including the Plan Term Sheet (the “Restructuring Term Sheet”) attached as Exhibit A to the Restructuring Support Agreement, dated February 1, 2017, and amended as of May 23, 2017 by and among the Company and the signature parties thereto (the Restructuring Term Sheet, the Restructuring Support Agreement and all other the exhibits thereto, as may be amended, supplemented or otherwise modified from time to time, the “Restructuring Support Agreement”)), which (a) provides for the restructuring of the Debtors’ capital structure and financial obligations pursuant to a plan of reorganization to be filed in the Debtors’ jointly administered cases (the “Chapter 11 Cases”) under Title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as it may be amended from time to time, the “Bankruptcy Code”), pending in the United States Bankruptcy Court for Southern District of Texas (the “Bankruptcy Court”), implementing the terms and conditions of the Restructuring Transactions and (b) requires that the Plan be consistent with the Restructuring Support Agreement; and
WHEREAS, pursuant to the Plan and this Agreement, the Company will conduct (a) a rights offering for the 1145 Rights Offering Units (as defined below) at an aggregate purchase price equal to the 1145 Rights Offering Amount (as defined below) and a per-unit purchase price equal to the Per Unit Purchase Price (as defined below), (b) a rights offering for the Accredited Investor Rights Offering Units (as defined below) at an aggregate purchase price equal to the Accredited Investor Rights Offering Amount (as defined below) and a per-unit purchase price equal to the Per Unit Purchase Price and (c) a sale of the 4(a)(2) Backstop Commitment Units (as defined below) at an aggregate purchase price equal to the 4(a)(2) Backstop Commitment Amount and a per-unit purchase price equal to the Per Unit Purchase price; and
WHEREAS, subject to the terms and conditions contained in this Agreement, each Commitment Party has agreed (a) to purchase (on a several and not a joint basis) its Commitment Percentage of the Unsubscribed Units, if any and (b) purchase (on a several and not a joint basis) its Commitment Percentage of the 4(a)(2) Backstop Commitment Units; and

WHEREAS, subject to the terms and conditions contained in this Agreement, each Exit Term Loan Commitment Party (as defined below), including each Incremental Senior Commitment Party (as defined below), have agreed (on a several and not joint basis) to purchase $31,250,000 of the Exit Term Loan;
NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, the Company (on behalf of itself and each other Debtor) and each of the Commitment Parties hereby agrees as follows:
Article I

DEFINITIONS
Section 1.1    Definitions. Except as otherwise expressly provided in this Agreement, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below or in the Plan, as applicable:
“1145 Rights” means the rights to subscribe to up to the 1145 Rights Offering Amount of 1145 Rights Offering Units at a price per share equal to the Per Unit Purchase Price.
“1145 Rights Offering” means the offering of the 1145 Rights, to be conducted in reliance upon the exemption from registration under the Securities Act provided in Section 1145 of the Bankruptcy Code, to 1145 Rights Offering Participants in accordance with the 1145 Rights Offering Procedures.
“1145 Rights Offering Amount” means an amount equal to $10,176,081.
“1145 Rights Offering Participants” means those Persons who duly subscribe for 1145 Rights Offering Units in accordance with the 1145 Rights Offering Procedures.
“1145 Rights Offering Procedures” means the procedures with respect to the 1145 Rights Offering that are approved by the Bankruptcy Court pursuant to the Plan Solicitation Order, which procedures shall be in form and substance substantially as set forth on Exhibit A-1 hereto, as may be modified in a manner that is reasonably acceptable to the Requisite Commitment Parties and the Company.
“1145 Rights Offering Units” means the Common Units distributed pursuant to and in accordance with the 1145 Rights Offering Procedures in the 1145 Rights Offering (including any such Common Units that are Unsubscribed Units purchased by the Commitment Parties pursuant to this Agreement).
“2019 Notes” means those certain 8 3/8% Senior Notes due 2019 issued under the Indenture dated as of May 27, 2011, among Eagle Rock Energy Partners, L.P., Eagle Rock Energy Finance Corp., and each of the guarantors party thereto and U.S. Bank National Association, as trustee as amended and supplemented by the First Supplemental Indenture, dated as of June 28, 2011, the Second Supplemental Indenture dated as of November 19, 2012, the Third Supplemental

Indenture dated as of July 1, 2014 and the Fourth Supplemental Indenture effective as of October 8, 2015, among Vanguard Operating, LLC, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee.
“2020 Notes” means those certain 7.875% Senior Notes due 2020 issued under the Indenture dated April 4, 2012, by and among the Company, VNR Finance Corp., and each of the guarantor parties thereto and U.S. Bank National Association, as trustee as amended and supplemented by the First Supplemental Indenture dated as of April 4, 2012 and as further amended and supplemented by the Second Supplemental Indenture dated as of December 9, 2015.
“2L Available Units” has the meaning set forth in Section 6.17.
“2L Investors” has the meaning set forth in the Restructuring Support Agreement.
“2L Investment” means the commitment to purchase an aggregate amount of new Common Units in the amount of $19,250,000 by the 2L Investors.
“2L Undersubscription” has the meaning set forth in Section 6.17.
“4(a)(2) Backstop Commitment” means the obligation of the Commitment Parties to effect the 4(a)(2) Backstop Commitment Investment.
“4(a)(2) Backstop Commitment Amount” means an amount equal to $127,875,000.
“4(a)(2) Backstop Commitment Investment” means the purchase by the Commitment Parties of the 4(a)(2) Backstop Commitment Units for the 4(a)(2) Backstop Commitment Amount in connection with the Restructuring Transactions substantially on the terms reflected in the Restructuring Support Agreement and this Agreement.
“4(a)(2) Backstop Commitment Units” means the Common Units to be purchased by the Commitment Parties in the 4(a)(2) Backstop Commitment Investment.
“Acceptable Hedging Program” has the meaning set forth in Section 6.14.
“Accredited Investor Rights” means the rights to subscribe to up to the Accredited Investor Rights Offering Amount of Accredited Investor Rights Offering Units at a price per share equal to the Per Unit Purchase Price.
“Accredited Investor Rights Offering” means the offering of the Accredited Investor Rights, to be conducted in reliance upon the exemption from registration under the Securities Act provided in Section 4(a)(2) of the Securities Act, to Accredited Investor Rights Offering Participants in accordance with the Accredited Investor Rights Offering Procedures.
“Accredited Investor Rights Offering Amount” means an amount equal to $117,698,919.

“Accredited Investor Rights Offering Participants” means those Persons who duly subscribe for Accredited Investor Rights Offering Units in accordance with the Accredited Investor Rights Offering Procedures.
“Accredited Investor Rights Offering Procedures” means the procedures with respect to the Accredited Investor Rights Offering that are approved by the Bankruptcy Court pursuant to the Plan Solicitation Order, which procedures shall be in form and substance substantially as set forth on Exhibit A-2 hereto, as may be modified in a manner that is reasonably acceptable to the Requisite Commitment Parties and the Company.
“Accredited Investor Rights Offering Units” means the Common Units distributed pursuant to and in accordance with the Accredited Investor Rights Offering Procedures in the Accredited Investor Rights Offering (including any such Common Units that are Unsubscribed Units purchased by the Commitment Parties pursuant to this Agreement).
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person, and shall include the meaning of “affiliate” set forth in section 101(2) of the Bankruptcy Code. “Affiliated” has a correlative meaning.
“Affiliated Fund” means any investment fund the primary investment advisor to which is a Commitment Party or an Affiliate thereof.
“Aggregate Common Units” means the total number of Common Units outstanding as of the Effective Date after giving effect to the Plan (but excluding all Common Units issued or issuable under the EIP).
“Agreement” has the meaning set forth in the Preamble.
“Alternative Transaction” means any dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors, merger, transaction, consolidation, business combination, joint venture, partnership, sale of assets, financing (debt or equity), or restructuring of any of the Debtors, other than the Restructuring Transactions.
“Antitrust Authorities” means the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice, the attorneys general of the several states of the United States and any other Governmental Entity, whether domestic or foreign, having jurisdiction pursuant to the Antitrust Laws, and “Antitrust Authority” means any of them.
“Antitrust Laws” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, and any other Law, whether domestic or foreign, governing agreements in restraint of trade, monopolization, pre-merger notification, the lessening of competition through merger or acquisition or anti-competitive conduct, and any foreign investment Laws.
“Applicable Consent” has the meaning set forth in Section 4.7.

“Available Units” means the Common Units that any Commitment Party fails to purchase as a result of a Commitment Party Default by such Commitment Party.
“Bankruptcy Code” has the meaning set forth in the Recitals.
“Bankruptcy Court” has the meaning set forth in the Recitals.
“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, 28 U.S.C. § 2075, as applicable to the Chapter 11 Cases and the general, local, and chambers rules of the Bankruptcy Court.
“BCA Approval Obligations” means the obligations of the Company and the other Debtors under this Agreement and the BCA Approval Order.
“BCA Approval Order” means an Order of the Bankruptcy Court that is not stayed under Bankruptcy Rule 6004(h) or otherwise that (a) authorizes the Company (on behalf of itself and the other Debtors) to execute and deliver this Agreement, including all exhibits and other attachments hereto, pursuant to section 363 of the Bankruptcy Code and (b) provides that the Commitment Premium, Expense Reimbursement and the indemnification provisions contained herein shall constitute allowed administrative expenses of the Debtors’ estates under sections 503(b) and 507 of the Bankruptcy Code and shall be payable by the Debtors as provided in this Agreement without further Order of the Bankruptcy Court.
“BHC Act” means the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder.
“Business Day” means any day, other than a Saturday, Sunday or legal holiday, as defined in Bankruptcy Rule 9006(a).
“Chapter 11 Cases” has the meaning set forth in the Recitals.
“Closing” has the meaning set forth in Section 2.5(a).
“Closing Date” has the meaning set forth in Section 2.5(a).
“Code” means the Internal Revenue Code of 1986, as amended.
“Commitment Party” means a Joinder Commitment Party, Incremental Senior Commitment Party or a Senior Commitment Party.
“Commitment Party Default” means a Joinder Commitment Party Default or a Senior Commitment Party Default.
“Commitment Party Replacement” has the meaning set forth in Section 2.3(b).

“Commitment Party Replacement Period” has the meaning set forth in Section 2.3(b).
“Commitment Percentage” means, with respect to any Commitment Party, such Commitment Party’s percentage of the Rights Offering Backstop Commitment and the 4(a)(2) Backstop Commitment as set forth opposite such Commitment Party’s name under the column titled “Commitment Percentage” on Schedule 1 to this Agreement. Any reference to “Commitment Percentage” in this Agreement means the Commitment Percentage in effect at the time of the relevant determination.
“Commitment Premium” has the meaning set forth in Section 3.1.
“Commitment Premium Party” means each Senior Commitment Party (including in its capacity as Incremental Senior Commitment Party) and each Joinder Commitment Party that is an Exit Term Loan Party.
2    “Commitment Premium Share Amount” means, (a) with respect to a Joinder Commitment Party that has backstopped its Required Exit Term Loan Share by the Required Exit Term Loan Commitment Date, the number of Common Units equal to the product of (i) the quotient obtained by dividing (A) such Joinder Commitment Party’s Commitment Percentage by (B) the aggregate Commitment Percentages of the Joinder Commitment Parties, taken as a whole, and (ii) the quotient obtained by dividing (A) the Joinder Commitment Premium Maximum Amount by (B) the Per Unit Purchase Price; (b) with respect to an Incremental Senior Backstop Party, the number of Common Units equal to the product of (i) the quotient obtained by dividing (A) such Incremental Senior Commitment Party’s Incremental Commitment Percentage by (B) the aggregate Incremental Commitment Percentage of the Incremental Senior Commitment Parties, taken as a whole, and (ii) the quotient obtained by dividing (A) the Incremental Senior Commitment Premium Amount by (B) the Per Unit Purchase Price, and (c) with respect to a Senior Commitment Party, the number of Common Units equal to the product of (i) the quotient obtained by dividing (A) such Senior Commitment Party’s Commitment Percentage by (B) the aggregate Commitment Percentage of the Senior Commitment Parties, taken as a whole, and (ii) the quotient obtained by dividing (A) the Senior Commitment Premium Amount by (B) the Per Unit Purchase Price. For the avoidance of doubt, any Commitment Party that is both an Incremental Senior Commitment Party and a Senior Commitment Party shall be entitled to receive its proportional amount of the Senior Commitment Premium Amount and the Incremental Senior Commitment Premium Amount.
3    “Commitment Schedule” means Schedule 1 to this Agreement, as amended, supplemented or otherwise modified from time to time in accordance with this Agreement.
4     “Commitments” means, collectively, the Rights Offering Backstop Commitment and the 4(a)(2) Backstop Commitment.
“Common Units” means the new common equity interests in the reorganized Company.
“Company” has the meaning set forth in the Preamble.

“Company Benefit Plan” means any “employee pension benefit plan,” as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is maintained or contributed to by any Debtor or any of their ERISA Affiliates, or with respect to which any such entity has any actual or contingent liability or obligation.
“Company Disclosure Schedules” means the disclosure schedules delivered by the Company to the Commitment Parties on the date of this Agreement.
“Company Organizational Documents” means collectively, the organizational documents of the Company and, if applicable, New Parent, including any certificate of formation or applicable articles of incorporation, limited liability company agreement, bylaws, or any similar documents.
“Company Restructuring” has the meaning set forth in Section 6.15(a).
“Company SEC Documents” means all of the reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) filed with the SEC by the Company.
“Complete Business Day” means on any Business Day, the time beginning at and including 12:00 AM to 11:59 PM, Houston time (inclusive) on such Business Day.
“Confirmation Order” means a Final Order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.
“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral, but excluding the Plan.
“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.
“Cover Transaction” has the meaning set forth in Section 2.3(c).
“Cover Transaction Period” has the meaning set forth in Section 2.3(c).
“Covered Fund” has the meaning set forth in Section 13 of the BCH Act and the regulations issued thereunder.
“Debtors” means, collectively: (a) Vanguard Natural Resources, LLC; (b) Eagle Rock Acquisition Partnership, L.P.; (c) Eagle Rock Acquisition Partnership II, L.P.; (d) Eagle Rock Energy Acquisition Co., Inc.; (e) Eagle Rock Energy Acquisition Co. II, Inc.; (f) Eagle Rock Upstream Development Company, Inc.; (g) Eagle Rock Upstream Development Company II, Inc.; (h) Encore Clear Fork Pipeline LLC; (i) Escambia Asset Co. LLC; (j) Escambia Operating Co. LLC;

(k) Vanguard Natural Gas, LLC; (l) Vanguard Operating, LLC; (m) VNR Finance Corp.; and (n) VNR Holdings, LLC.
“Defaulting Commitment Party” means a Joinder Defaulting Commitment Party or a Senior Defaulting Commitment Party.
“Definitive Documentation” means the definitive documents and agreements governing the Restructuring Transactions as set forth in the Restructuring Support Agreement. “Definitive Documents” has a correlative meaning. For the avoidance of doubt, all Definitive Documentation shall be subject to the applicable consent rights set forth in Section 3 of the Restructuring Support Agreement.
“DIP Facility” means any credit agreement for debtor-in-possession financing.
“DIP Orders” means, collectively, any Interim DIP Order, Final DIP Order, and any other interim or Final Order authorizing the Debtors to obtain postpetition financing or use cash collateral.
“Disclosure Statement” has the meaning set forth in the Restructuring Support Agreement.
5    “Discount to Equity Value” means 0.25.
“Effective Date” means the date upon which (a) no stay of the Confirmation Order is in effect, (b) all conditions precedent to the effectiveness of the Plan have been satisfied or are expressly waived in accordance with the terms thereof, as the case may be, and (c) on which the Restructuring and the other transactions to occur on the Effective Date pursuant to the Plan become effective or are consummated.
“EIP” means the new employee incentive plan to be adopted by the reorganized Company, after the Effective Date, on the terms and conditions set forth in the Restructuring Term Sheet.
“End Date” has the meaning set forth in Section 9.2(a).
“Environmental Laws” means all applicable laws (including common law), rules, regulations, codes, ordinances, orders in council, Orders, decrees, treaties, directives, judgments or legally binding agreements promulgated or entered into by or with any Governmental Entity, relating in any way to the environment, preservation or reclamation of natural resources, the generation, management, Release or threatened Release of, or exposure to, any Hazardous Material.
“Equity Commitment Agreement” has the meaning set forth in the Restructuring Support Agreement.
“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any of the Debtors, is, or at any relevant time during the past six years was, treated as a single employer under any provision of Section 414 of the Code.
“Escrow Account” has the meaning set forth in Section 2.4(a).
“Escrow Account Funding Date” has the meaning set forth in Section 2.4(b).
“Event” means any event, development, occurrence, circumstance, effect, condition, result, state of facts or change.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Existing Commitment Party Purchaser” has the meaning set forth in Section 2.6(c).
“Exit RBL Facility” means the ‘Revolving Facility’ as defined in, and on the terms set forth in, the Restructuring Support Agreement, or otherwise reasonably acceptable to the Requisite Commitment Parties.
“Exit Term Loan Backstop Commitment” has the meaning set forth in Section 2.7.
“Exit Term Loan Commitment Party” has the meaning set forth in Section 2.7.
“Exit Term Loan” means the ‘Term Facility A’ as defined in, and on the terms set forth in, the Restructuring Support Agreement, or otherwise reasonably acceptable to the Requisite Commitment Parties.
“Expense Reimbursement” has the meaning set forth in Section 3.3(a).
“Filing Party” has the meaning set forth in Section 6.12(b).
“Final DIP Order” means an Order authorizing use of cash collateral and/or debtor-in-possession financing on a final basis.
“Final Order” means, as applicable, an Order of the Bankruptcy Court or other court of competent jurisdiction with respect to the relevant subject matter that has not been reversed, stayed, modified, or amended, and as to which the time to appeal or seek certiorari has expired and no appeal or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been or may be filed has been resolved by the highest court to which the Order could be appealed or from which certiorari could be sought or the new trial, reargument, or rehearing shall have been denied, resulted in no modification of such Order, or has otherwise been dismissed with prejudice.
“Financial Reports” has the meaning set forth in Section 6.5.
“Financial Statements” has the meaning set forth in Section 4.9.

“Funding Notice” has the meaning set forth in Section 2.4(a).
“Funding Notice Date” has the meaning set forth in Section 2.4(a).
“GAAP” means United States generally accepted accounting principles.
“Governmental Entity” has the meaning of “governmental unit” set forth in section 101(27) of the Bankruptcy Code.
“Hazardous Materials” means all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including explosive or radioactive substances or petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls or radon gas, of any nature subject to regulation or which can give rise to liability under any Environmental Law other than naturally occurring radioactive material (“NORM”) on or inside of equipment wells or oil and gas property to the extent each of the foregoing is in service.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.
“Hydrocarbons” means (i) oil, gas, minerals, casinghead gas, coalbed methane, and other gaseous and liquid hydrocarbons, or any combination of the foregoing, (ii) sulfur extracted from hydrocarbons and (iii) all other Lease substances.
“Incremental Commitment” means, collectively, the Rights Offering Commitment and the 4(a)(2) Backstop Commitment of an Incremental Senior Commitment Party. For the avoidance of doubt, any Commitment Party that is both a Senior Commitment Party and an Incremental Senior Commitment Party, such Commitment Party’s Incremental Commitment shall only include the amount set forth on Schedule 1 to this Agreement next to such Commitment Party’s name as listed under the section “Incremental Commitment Parties” on such Schedule.
“Incremental Commitment Percentage” means, with respect to any Incremental Senior Commitment Party, such Incremental Senior Commitment Party’s percentage of the Rights Offering Backstop Commitment and the 4(a)(2) Backstop Commitment as set forth opposite such Incremental Senior Commitment Party’s name under the column titled “Additional Commitment Percentage” on Schedule 1 to this Agreement. For the avoidance of doubt, any Commitment Party that is both a Senior Commitment Party and an Incremental Commitment Party, such Commitment Party’s Incremental Commitment Percentage shall only include the percentage set forth on Schedule 1 to this Agreement next to such Commitment Party’s name as listed under the section “Incremental Commitment Parties”. Any reference to “Incremental Commitment Percentage” in this Agreement means the Incremental Commitment Percentage in effect at the time of the relevant determination.
“Incremental Senior Commitment Party” means each Party listed as such on Schedule 1 to this Agreement, solely with respect to the amount listed on such Schedule as its “Additional Commitment Percentage.”

“Incremental Senior Commitment Premium Amount” means an amount equal to 17.2% of the Commitment Premium.
“Indemnified Claim” has the meaning set forth in Section 8.2.
“Indemnified Person” has the meaning set forth in Section 8.1.
“Indemnifying Party” has the meaning set forth in Section 8.1.
“Intellectual Property Rights” has the meaning set forth in Section 4.15.
“Interim DIP Order” means an Order authorizing use of cash collateral and/or debtor-in-possession financing on an interim basis.
“Investment Company Act” has the meaning set forth in Section 4.29.
“IRS” means the United States Internal Revenue Service.
“Joinder Commitment” means, collectively, the Rights Offering Commitment and the 4(a)(2) Backstop Commitment of a Joinder Commitment Party. For the avoidance of doubt, such Joinder Commitment Party’s Joinder Commitment shall only include the amount set forth on Schedule 1 to this Agreement next to such Commitment Party’s name as listed under the section “Joinder Commitment Parties” on such Schedule.
“Joinder Commitment Party” means each Party listed as such on Schedule 1 to this Agreement.
“Joinder Commitment Party Default” means the failure by any Joinder Commitment Party to (a) deliver and pay the aggregate Per Unit Purchase Price for such Joinder Commitment Party’s Commitment Percentage of any Unsubscribed Units by the Escrow Account Funding Date in accordance with Section 2.4(b), (b) fully exercise all Subscription Rights that are issued to it pursuant to the Rights Offering and duly purchase all Rights Offering Units issuable to it pursuant to such exercise, in accordance with this Agreement and the Plan or (c) deliver and pay the aggregate Per Unit Purchase Price for such Joinder Commitment Party’s 4(a)(2) Backstop Commitment Units by the Escrow Account Funding Date in accordance with Section 2.4(b).
“Joinder Commitment Premium Maximum Amount” means an amount equal to 16.7% of the Commitment Premium.
“Joinder Defaulting Commitment Party” means in respect of a Joinder Commitment Party Default that is continuing, the applicable defaulting Joinder Commitment Party.
“Joint Filing Party” has the meaning set forth in Section 6.12(c).
“Knowledge of the Company” means the actual knowledge, after reasonable inquiry of their direct reports, of Scott W. Smith, Richard A. Robert, Britt Pence and Ryan Midgett.

As used herein, “actual knowledge” means information that is personally known by the listed individual(s).
“Law” means any law (statutory or common), statute, regulation, rule, code or ordinance enacted, adopted, issued or promulgated by any Governmental Entity.
“Lease” means any existing oil and gas lease, oil, gas and mineral lease, sublease, and other leasehold interest, and the leasehold estates created thereby, including carried interests, rights of recoupment, options, reversionary interests, convertible interests, rights to reassignment, farm-out/farm-in rights, options and other rights to Hydrocarbons in place, and without limiting the foregoing, other rights of whatever nature relating thereto, whether legal or equitable, and whether vested or contingent.
“Legal Proceedings” has the meaning set forth in Section 4.13.
“Legend” has the meaning set forth in Section 6.11.
“Lien” means any lien, adverse claim, charge, option, right of first refusal, servitude, security interest, mortgage, pledge, deed of trust, easement, encumbrance, restriction on transfer, conditional sale or other title retention agreement, defect in title, lien or judicial lien as defined in sections 101(36) and (37) of the Bankruptcy Code or other restrictions of a similar kind.
“Losses” has the meaning set forth in Section 8.1.
“Material Adverse Effect” means any Event, which individually, or together with all other Events, has had or would reasonably be expected to have a material and adverse effect on (a) the business, assets, liabilities, finances, properties, results of operations or condition (financial or otherwise) of the Debtors, taken as a whole, or (b) the ability of the Debtors, taken as a whole, to perform their obligations under, or to consummate the transactions contemplated by, the Transaction Agreements, including the Transactions, in each case, except to the extent such Event results from, arises out of, or is attributable to, the following (either alone or in combination): (i)  the events leading up to, the filing or pendency of the Chapter 11 Cases or actions taken in connection with the Chapter 11 Cases that are directed by the Bankruptcy Court and made in compliance with the Bankruptcy Code and the Transaction Agreements; (ii) the effect of any action taken by the Commitment Parties or their Affiliates with respect to the Debtors (including through such Person’s participation in the Chapter 11 Cases) in breach of this Agreement; (iii) any matters expressly disclosed in the Disclosure Statement or the Company Disclosure Schedules as delivered on the date hereof; or (iv) the occurrence of a Commitment Party Default.
“Material Contracts” means (a) all “plans of acquisition, reorganization, arrangement, liquidation or succession” and “material contracts” (as such terms are defined in Items 601(b)(2) and 601(b)(10) of Regulation S-K under the Exchange Act) to which any of the Debtors is a party, (b) any Contracts to which any of the Debtors is a party that is likely to reasonably involve consideration of more than $5,000,000, in the aggregate, over a twelve-month period, has a term of greater than one year and is not cancelable without material penalty on not more than thirty (30) days’ notice, (c) any Hydrocarbon purchase and sale, exchange, marketing, compression, gathering, transportation, processing, refining, or similar Contracts (in each case) to which any of the Debtors is a party that has a term of greater than one year and is not cancelable without material penalty on not more than thirty (30) days’ notice (including any Contract providing for volumetric or monetary commitments or indemnification therefor or for dedication of future production), (d) any Contract binding upon the Debtors to sell, lease, farm-out, or otherwise dispose of or encumber any interest in any of the Real Property after the Effective Date, (e) any Contract that would obligate the reorganized Company, the New Parent or any of their respective Subsidiaries to drill additional wells or conduct other material development operations after the Effective Date, (f) any Contract for the use or sharing of drilling rigs, (g) any Contract that is a seismic or other geophysical acquisition agreement or license or (h) any Contract that is a water rights agreement or disposal agreement, and all other Contracts relating to the sourcing, transportation or disposal of water.
“Milbank” means Milbank, Tweed, Hadley & McCloy LLP.
“Money Laundering Laws” has the meaning set forth in Section 4.26(a).
“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which any of the Debtors or any ERISA Affiliate is making or accruing an obligation to make contributions, has within any of the preceding six plan years made or accrued an obligation to make contributions, or each such plan with respect to which any such entity has any actual or contingent liability or obligation.
6    “Net Debt Amount” means an amount equal to $1,023,000,000.
“New Parent” has the meaning set forth in Section 6.15(a).
“New Purchaser” has the meaning set forth in Section 2.6(d).
“Non-Consenting Commitment Party” has the meaning set forth in Section 6.16.
“Note Claims” means all claims and obligations arising under or in connection with the 2020 Notes and the 2019 Notes.
“Noteholders” means all holders of the Notes.
“Notes” means, collectively, the 2020 Notes and the 2019 Notes.
“Order” means any judgment, order, award, injunction, writ, permit, license or decree of any Governmental Entity or arbitrator of applicable jurisdiction.
“Outside Date” has the meaning set forth in Section 9.2(a).
“Party” has the meaning set forth in the Preamble.
“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

“Per Unit Purchase Price” means (a)(i) the Plan Enterprise Value minus (ii) the Net Debt Amount multiplied by (b) (i) one (1) minus (ii) the Discount to Equity Value and then divided by (c) the Aggregate Common Units, rounded to two decimal places.
“Permitted Liens” means (a) Liens for Taxes that (i) are not yet delinquent or (ii) are being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto; (b) landlord’s, operator’s, vendors’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other similar Liens for labor, materials or supplies or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of oil and gas properties provided with respect to any Real Property or personal property incurred in the ordinary course of business consistent with past practice and as otherwise not prohibited under this Agreement, for amounts that are not more than sixty (60) days delinquent and that do not materially detract from the value of, or materially impair the use of, any of the Real Property or personal property of any of the Debtors, or, if for amounts that do materially detract from the value of, or materially impair the use of, any of the Real Property or personal property of any of the Debtors, if such Lien is being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto; (c) zoning, building codes and other land use Laws regulating the use or occupancy of any Real Property or the activities conducted thereon that are imposed by any Governmental Entity having jurisdiction over such Real Property; provided, that no such zoning, building codes and other land use Laws prohibit the use or occupancy of such Real Property; (d) easements, covenants, conditions, minor encroachments, restrictions and other similar matters adversely affecting title to any Real Property and other title defects and encumbrances that do not or would not materially impair the use or occupancy of such Real Property or the operation of the Debtors’ business; (e) Liens granted under any Contracts (including joint operating agreements, oil and gas leases, farmout agreements, joint development agreements, transportation agreements, marketing agreements, seismic licenses and other similar operational oil and gas agreements), in each case, to the extent the same are ordinary and customary in the oil and gas business and do not or would not materially impair the ownership, use or occupancy of any Real Property or the operation of the Debtors’ business and which are for claims not more than sixty (60) days delinquent or, if such claim does materially impair such ownership, use, occupancy or operation and are for obligations that are more than sixty (60) days delinquent, are being contested in good faith by appropriate proceedings and for which adequate reserves have been made with respect thereto; (f) Liens granted under the DIP Facility and the DIP Orders; (g) from and after the occurrence of the Effective Date, Liens granted in connection with the Exit RBL Facility and Exit Term Loans; (h) Liens listed on Section 1.1 of the Company Disclosure Schedules; and (i) Liens that, pursuant to the Confirmation Order, will not survive beyond the Effective Date.
“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, association, trust, Governmental Entity or other entity or organization.

“Plan” means the Debtors’ joint plan of reorganization to be approved by the Confirmation Order, including the Plan Supplement and all exhibits, supplements, appendices and schedules thereto, consistent with the Restructuring Term Sheet and this Agreement and otherwise in form and substance reasonably satisfactory to each of the Requisite Commitment Parties, as may be amended, supplemented, or modified from time to time in accordance with its terms and with the Restructuring Support Agreement and this Agreement and in a manner that is reasonably acceptable to the Requisite Commitment Parties.
“Plan Enterprise Value” means an amount equal to $1,425,000,000.
“Plan Solicitation Order” means an Order consistent with the Restructuring Support Agreement and this Agreement and otherwise in form and substance reasonably acceptable to the Requisite Commitment Parties and the Company, approving the Disclosure Statement with respect to the Plan and approving the Rights Offering Procedures and the solicitation with respect to the Plan which are consistent with the Restructuring Support Agreement and this Agreement and otherwise in form and substance reasonably acceptable to the Requisite Commitment Parties and the Company.
“Plan Supplement” means the documents set forth on Exhibit C to the Restructuring Support Agreement.
“Pre-Closing Period” has the meaning set forth in Section 6.3.
“RBL Agent” means Citibank, N.A., or any successor thereto, as administrative agent under the RBL Credit Agreement, solely in its capacity as such.
“RBL Credit Agreement” means that certain Third Amended and Restated Credit Agreement, dated as of September 30, 2011, by and among Vanguard Natural Gas, LLC, the lenders from time to time party thereto and the RBL Agent.
“Real Property” means, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by any of the Debtors, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures incidental to the ownership or lease thereof.
“Registration Rights Agreement” has the meaning set forth in Section 6.7(a).
“Related Party” means, with respect to any Person, (i) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of such Person and (ii) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of any of the foregoing.
“Related Purchaser” has the meaning set forth in Section 2.6(b).

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migrating. “Released” has a correlative meaning.
“Replacing Commitment Parties” has the meaning set forth in Section 2.3(b).
“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.
“Required Exit Term Loan Commitment Date” means June 2, 2017.
“Required Exit Term Loan Share” means the percentage of the Exit Term Loan Backstop Commitment set forth next to the name of a Joinder Commitment Party on Schedule 1 as its Required Exit Term Loan Share.
“Requisite Commitment Parties” means the Senior Commitment Parties holding at least two-thirds of the aggregate Rights Offering Backstop Commitments as of the date on which the consent or approval of such members is solicited.
“Reserve Report” has the meaning set forth in Section 4.27.
“Restructuring” has the meaning set forth in the Restructuring Support Agreement.
“Restructuring Support Agreement” has the meaning set forth in the Recitals.
“Restructuring Term Sheet” has the meaning set forth in the Recitals.
“Restructuring Transactions” means, collectively, the transactions contemplated by the Restructuring Support Agreement.
“Rights Offering” means the 1145 Rights Offering and the Accredited Investor Rights Offering that are backstopped by the Commitment Parties for the 1145 Rights Offering Amount and the Accredited Investor Rights Offering Amount, respectively, in connection with the Restructuring Transactions substantially on the terms reflected in the Restructuring Support Agreement and this Agreement, and in accordance with the Rights Offering Procedures.
“Rights Offering Amount” means the sum of the 1145 Rights Offering Amount and the Accredited Investor Rights Offering Amount.
“Rights Offering Backstop Commitment” has the meaning set forth in Section 2.2(b).
“Rights Offering Commencement Time” means the time and date set forth in the Rights Offering Procedures.

“Rights Offering Expiration Time” means the time and the date on which the rights offering subscription forms must be duly delivered to the Rights Offering Subscription Agent in accordance with the Rights Offering Procedures, together with the applicable aggregate Per Unit Purchase Price, if applicable.
“Rights Offering Participants” means those Persons who duly subscribe for Rights Offering Units in accordance with the Rights Offering Procedures.
“Rights Offering Procedures” means the 1145 Rights Offering Procedures and the Accredited Investor Rights Offering Procedures.
“Rights Offering Units” means the 1145 Rights Offering Units and the Accredited Investor Rights Offering Units.
“Rights Offering Subscription Agent” means Delaware Trust Company or another subscription agent appointed by the Company and satisfactory to the Requisite Commitment Parties.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Senior Commitment Party” means each Party listed as such on Schedule 1 to this Agreement.
“Senior Commitment Party Default” means the failure by any Senior Commitment Party to (a) deliver and pay the aggregate Per Unit Purchase Price for such Senior Commitment Party’s Commitment Percentage of any Unsubscribed Units by the Escrow Account Funding Date in accordance with Section 2.4(b), (b) deliver and pay the aggregate Per Unit Purchase Price for such Senior Commitment Party’s relative Commitment Percentage of any Available Units resulting from a Joinder Commitment Party Default by the Escrow Account Funding Date in accordance with Section 2.4(b), (c) fully exercise all Subscription Rights that are issued to it pursuant to the Rights Offering and duly purchase all Rights Offering Units issuable to it pursuant to such exercise, in accordance with this Agreement and the Plan or (d) deliver and pay the aggregate Per Unit Purchase Price for such Senior Commitment Party’s 4(a)(2) Backstop Commitment Units by the Escrow Account Funding Date in accordance with Section 2.4(b).
“Senior Commitment Premium Amount” means an amount equal to the Commitment Premium minus the sum of (a) the Joinder Commitment Party Premium Maximum Amount multiplied by the quotient obtained by dividing (y) the Commitment Percentage of all Joinder Commitment Parties who backstopped their Required Exit Term Loan Share by (z) the Commitment Percentage of all Joinder Commitment Parties plus (b) the Incremental Senior Premium Amount.
“Senior Defaulting Commitment Party” means in respect of a Senior Commitment Party Default that is continuing, the applicable defaulting Senior Commitment Party.

“Subscription Rights” means the subscription rights to purchase Rights Offering Units.
“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body, or (c) has the power to direct the business and policies.
“Taxes” means all taxes, assessments, duties, levies or other mandatory governmental charges paid to a Governmental Entity, including all federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, property, sales, use, value-added, occupation, excise, severance, windfall profits, stamp, payroll, social security, withholding and other taxes, assessments, duties, levies or other mandatory governmental charges of any kind whatsoever paid to a Governmental Entity (whether payable directly or by withholding and whether or not requiring the filing of a return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest thereon and shall include any liability for such amounts as a result of being a member of a combined, consolidated, unitary or affiliated group. For the avoidance of doubt, such term shall exclude any tax, penalties or interest thereon that result or have resulted from the non-payment of royalties.
“Total Commitment Amount” means an amount equal to the 4(a)(2) Backstop Commitment Amount plus the Rights Offering Amount.
“Transaction Agreements” has the meaning set forth in Section 4.2(a).
“Transactions” means, collectively, the 4(a)(2) Backstop Commitment Investment and the Rights Offering.
“Transfer” means to sell, transfer, assign, pledge, hypothecate, participate, donate or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales or other transactions in which any Person receives the right to own or acquire any current or future interest in a Subscription Right, a Note Claim, a Rights Offering Unit, a 4(a)(2) Backstop Commitment Unit or Common Unit). “Transfer” used as a noun has a correlative meaning.
“Unsubscribed Units” means the Rights Offering Units that have not been duly purchased in the Rights Offering by Noteholders that are not Commitment Parties in accordance with the Rights Offering Procedures and the Plan.
“Volcker Rule” has the meaning set forth in Section 4.32(a).
“willful or intentional breach” has the meaning set forth in Section 9.4(a).
Section 1.2    Construction. In this Agreement, unless the context otherwise requires:

(a)    references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;
(b)    references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail in portable document format (pdf), facsimile transmission or comparable means of communication;
(c)    words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;
(d)    the words “hereof”, “herein”, “hereto” and “hereunder”, and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement;
(e)    the term “this Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented;
(f)    “include”, “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words;
(g)    references to “day” or “days” are to calendar days;
(h)    references to “the date hereof” means the date of this Agreement;
(i)    unless otherwise specified, references to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules or regulations promulgated thereunder in effect from time to time; and
(j)    references to “dollars” or “$” refer to currency of the United States of America, unless otherwise expressly provided.
ARTICLE II

BACKSTOP COMMITMENT
Section 2.1    The Transactions; Subscription Rights.
(a)    On and subject to the terms and conditions hereof, including entry of the BCA Approval Order by the Bankruptcy Court, the Company shall conduct the Rights Offering and the 4(a)(2) Backstop Commitment Investment pursuant to and in accordance with the Rights Offering Procedures, this Agreement and the Plan Solicitation Order, as applicable.
(b)    If reasonably requested by the Requisite Commitment Parties from time to time prior to the Rights Offering Expiration Time (and any permitted extensions thereto), the

Company shall notify, or cause the Rights Offering Subscription Agent to notify, within 48 hours of receipt of such request by the Company, the Commitment Parties of the aggregate number of Subscription Rights known by the Company or the Rights Offering Subscription Agent to have been exercised pursuant to the Rights Offering as of the most recent practicable time before such request. The 1145 Rights Offering will be conducted, and the Common Units issued in satisfaction of the Company’s obligation to pay the Commitment Premium will be issued, in reliance upon the exemption from registration under the Securities Act provided in Section 1145 of the Bankruptcy Code, and the Disclosure Statement will include a statement to that effect. Each of the Accredited Investor Rights Offering and the 4(a)(2) Backstop Commitment Investment will be conducted in reliance upon the exemption from registration under the Securities Act provided in Section 4(a)(2) of the Securities Act, and the Disclosure Statement shall include a statement to such effect. The offer and sale of the Unsubscribed Units purchased by the Commitment Parties pursuant to this Agreement will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act or another available exemption from registration under the Securities Act, and the Disclosure Statement shall include a statement to such effect.
Section 2.2    The Commitments.
(a)    On and subject to the terms and conditions hereof, including entry of the BCA Approval Order, each Commitment Party agrees, severally (in accordance with its Commitment Percentage) and not jointly, to fully exercise (or cause certain of its and its affiliates’ managed funds and/or accounts to fully exercise) all Subscription Rights that are issued to it (or such managed funds or accounts) pursuant to the Rights Offering, and duly purchase all Rights Offering Units issuable to it pursuant to such exercise, in accordance with the Rights Offering Procedures and the Plan; provided that any Defaulting Commitment Party shall be liable to each Senior Commitment Party that is not a Defaulting Commitment Party, and the Company, as a result of any breach of its obligations hereunder.
(b)    On and subject to the terms and conditions hereof, including entry of the Confirmation Order, each Commitment Party agrees, severally (in accordance with its Commitment Percentage) and not jointly, to purchase (or cause certain of its and its affiliates’ managed funds and/or accounts to purchase), and the Company shall sell to such Commitment Party (or such managed funds or accounts), on the Closing Date for the applicable aggregate Per Unit Purchase Price, the number of Unsubscribed Units equal to (x) such Commitment Party’s Commitment Percentage multiplied by (y) the aggregate number of Unsubscribed Units, rounded among the Commitment Parties solely to avoid fractional units as the Requisite Commitment Parties may determine in their sole discretion (provided that in no event shall such rounding reduce the aggregate commitment of such Commitment Parties). The obligations of the Commitment Parties to purchase such Unsubscribed Units as described in this Section 2.2(b) shall be referred to as the “Rights Offering Backstop Commitment”.
(c)    On and subject to the terms and conditions hereof, including entry of the Confirmation Order, each Commitment Party agrees, severally (in accordance with its Commitment Percentage) and not jointly, to purchase (or cause certain of its and its affiliates’ managed funds and/or accounts to purchase), and the Company shall sell to such Commitment Party (or such managed funds or accounts), on the Closing Date for the applicable aggregate Per Unit Purchase Price, the number of 4(a)(2) Backstop Commitment Units equal to (x) such Commitment Party’s Commitment Percentage multiplied by (y) the aggregate number of 4(a)(2) Backstop Commitment Units, rounded among the Commitment Parties solely to avoid fractional units as the Requisite Commitment Parties may determine in their sole discretion (provided that in no event shall such rounding reduce the aggregate commitment of such Commitment Parties); provided that any Defaulting Commitment Party shall be liable to each Senior Commitment Party that is not a Defaulting Commitment Party, and the Company, as a result of any breach of its obligations hereunder.
Section 2.3    Commitment Party Default; Replacement of Defaulting Commitment Parties.
(a)    Upon the occurrence of a Joinder Commitment Party Default, the Senior Commitment Parties and their respective Affiliated Funds, shall, within four (4) Business Days after receipt of written notice from the Company to all Senior Commitment Parties of such Joinder Commitment Party Default, which notice shall be given promptly following the occurrence of such Joinder Commitment Party Default and to all Senior Commitment Parties concurrently, make arrangements to purchase all Available Units on the terms and subject to the conditions set forth in this Agreement based upon the relative applicable Commitment Percentages of the Senior Commitment Parties and their Affiliated Funds. Any Available Units so purchased by a Senior Commitment Party (and any commitment and applicable aggregate Per Unit Purchase Price associated therewith) shall be included, among other things, in the determination of (x) the Common Units to be purchased by such Senior Commitment Party for all purposes hereunder and (y) the Commitment Percentage of such Senior Commitment Party for purposes of Section 2.3(e), Section 2.4(b), Section 3.1 and Section 3.2. If a Joinder Commitment Party Default occurs, the Outside Date shall be delayed only to the extent necessary to allow for the purchase by the Senior Commitment Parties to be completed in accordance with this Section 2.3.
(b)    Upon the occurrence of a Senior Commitment Party Default, the Senior Commitment Parties and their respective Affiliated Funds (other than any Defaulting Commitment Party) shall have the right and opportunity (but not the obligation), within four (4) Business Days after receipt of written notice from the Company to all Commitment Parties of such Senior Commitment Party Default, which notice shall be given promptly following the occurrence of such Commitment Party Default and to all Commitment Parties substantially concurrently (such four (4) Business Day period, the “Commitment Party Replacement Period”), to make arrangements for one or more of the Senior Commitment Parties and their respective Affiliated Funds (other than the Defaulting Commitment Party) to purchase all or any portion of the Available Units (such purchase, a “Commitment Party Replacement”) on the terms and subject to the conditions set forth in this Agreement and in such amounts as may be agreed upon by all of the Senior Commitment Parties electing to purchase all or any portion of the Available Units, or, if no such agreement is reached, based upon the relative applicable Commitment Percentages of any such Senior Commitment Parties and their respective Affiliated Funds (other than any Defaulting Commitment Party) (such Commitment Parties the “Replacing Commitment Parties”). Any Available Units purchased by a Replacing Commitment Party (and any commitment and applicable aggregate Per

Unit Purchase Price associated therewith) shall be included, among other things, in the determination of (x) the Unsubscribed Units of such Replacing Commitment Party for all purposes hereunder, (y) the Commitment Percentage of such Replacing Commitment Party for purposes of Section 2.3(e), Section 2.4(b), Section 3.1 and Section 3.2 and (z) the Backstop Commitment of such Replacing Commitment Party for purposes of the definition of “Requisite Commitment Parties”. If a Senior Commitment Party Default occurs, the Outside Date shall be delayed only to the extent necessary to allow for the Commitment Party Replacement to be completed within the Commitment Party Replacement Period.
(c)    In the event that any Available Units are available for purchase pursuant to Section 2.3(b) and the Senior Commitment Parties do not elect to purchase all such Available Units pursuant to the provisions thereof, the Company may, in its sole discretion, elect to utilize the Cover Transaction Period to consummate a Cover Transaction.  As used herein, “Cover Transaction” means a circumstance in which the Company arranges for the sale of all or any portion of the Available Shares to any other Person, on the terms and subject to the conditions set forth in this Agreement, during the Cover Transaction Period, and “Cover Transaction Period” means the ten (10) Business Day period following expiration of the four (4) Business Day period specified in Section 2.3(b). For the avoidance of doubt, the Company’s election to pursue a Cover Transaction, whether or not consummated, shall not relieve any Commitment Party of its obligation to fulfill its Commitments.
(d)    Notwithstanding anything in this Agreement to the contrary, if a Commitment Party is a Defaulting Commitment Party, or if this Agreement is terminated with respect to such Commitment Party as a result of its default hereunder, it shall not be entitled to any of the Commitment Premium or expense reimbursement applicable to such Defaulting Commitment Party (including the Expense Reimbursement) or indemnification provided, or to be provided, under or in connection with this Agreement (and if (x) the Closing occurs notwithstanding such a default or termination with respect to a Commitment Party, and (y) the amount funded in the Rights Offering (including the purchase of Unsubscribed Shares hereunder) and the 4(a)(2) Backstop Commitment Investment is less than the Total Commitment Amount because of the failure of such Commitment Party to fund, then the Commitment Premium shall be reduced ratably).
(e)    Except as set forth in Section 2.3(a) and (b) above, nothing in this Agreement shall be deemed to require a Senior Commitment Party to purchase more than its Commitment Percentage of the Unsubscribed Units.
(f)    For the avoidance of doubt, notwithstanding anything to the contrary set forth in Section 9.4 but subject to Section 10.10, no provision of this Agreement shall relieve any Joinder Commitment Party or Senior Defaulting Commitment Party from liability hereunder, or limit the availability of the remedies set forth in Section 10.9, in connection with any such Defaulting Commitment Party’s Commitment Party Default.
Section 2.4    Escrow Account Funding.
(a)    Funding Notice. No later than the seventh (7th) Business Day following the Rights Offering Expiration Time, the Rights Offering Subscription Agent shall, on behalf of the

Company, deliver to each Commitment Party a written notice (the “Funding Notice,” and the date of such delivery, the “Funding Notice Date”) setting forth (i) the number of Rights Offering Units elected to be purchased by the Rights Offering Participants, and the aggregate Per Unit Purchase Price therefor; (ii) the aggregate number of Unsubscribed Units, if any, and the aggregate Per Unit Purchase Price therefor; (iii) the Commitment Party’s Commitment Percentage and the aggregate number of Rights Offering Units (based upon such Commitment Party’s Commitment Percentage) to be issued and sold by the Company to such Commitment Party on account of any Unsubscribed Units, and the aggregate Per Unit Purchase Price therefor; (iv) if applicable, the number of Rights Offering Units such Commitment Party is subscribed for in the Rights Offering and for which such Commitment Party had not yet paid to the Rights Offering Subscription Agent the aggregate Per Unit Purchase Price therefor, together with such aggregate Per Unit Purchase Price; (v) the number of 4(a)(2) Backstop Commitment Units each Commitment Party is obligated to purchase, and the aggregate Per Unit Purchase Price therefor; and (vi) subject to the last sentence of Section 2.4(b), the escrow account designated in escrow agreements satisfactory to the Requisite Commitment Parties and the Company, each acting reasonably, to which such Commitment Party shall deliver and pay the aggregate Per Unit Purchase Price for such Commitment Party’s Commitment Percentage of the Unsubscribed Units, such Commitment Party’s aggregate Per Unit Purchase Price for the 4(a)(2) Backstop Commitment Units and, if applicable, the aggregate Per Unit Purchase Price for the Rights Offering Units such Commitment Party has subscribed for in the Rights Offering (the “Escrow Account”). The Company shall promptly direct the Rights Offering Subscription Agent to provide any written backup, information and documentation relating to the information contained in the applicable Funding Notice as any Commitment Party may reasonably request.
(b)    Escrow Account Funding. On the Effective Date or such earlier date agreed with the Requisite Commitment Parties pursuant to escrow agreements satisfactory to the Requisite Commitment Parties and the Company, each acting reasonably, which shall not be earlier than the fourth (4th) Business Day following receipt of the Funding Notice or more than five (5) Business Days prior to the planned Effective Date (the “Escrow Account Funding Date”), each Commitment Party shall deliver and pay an amount equal to the sum of (i) the aggregate Per Unit Purchase Price for such Commitment Party’s Commitment Percentage of the Unsubscribed Units, plus (ii) the aggregate Per Unit Purchase Price for the Common Units issuable pursuant to such Commitment Party’s exercise of all the Subscription Rights issued to it in the Rights Offering, plus (iii) the aggregate Per Unit Purchase Price for the 4(a)(2) Backstop Commitment Units to be purchased by such Commitment Party, by wire transfer of immediately available funds in U.S. dollars into the Escrow Account in satisfaction of such Commitment Party’s Rights Offering Backstop Commitment, its obligations to fully exercise its Subscription Rights and its obligations to purchase its portion of the 4(a)(2) Backstop Commitment Units. If the Closing does not occur, all amounts deposited by the Commitment Parties in the Escrow Account shall be returned to the Commitment Parties in accordance with the terms of the escrow agreement. Notwithstanding the foregoing, all payments contemplated to be made by any Commitment Party to the Escrow Account pursuant to this Section 2.4 may instead be made, at the option of such Commitment Party, to a segregated bank account of the Rights Offering Subscription Agent designated by the Rights Offering Subscription Agent in the Funding Notice and shall be delivered and paid to such account on the Escrow Account Funding Date.

Section 2.5    Closing.
(a)    Subject to Article VII, unless otherwise mutually agreed in writing between the Company and the Requisite Commitment Parties, the closing of the Transactions (the “Closing”) shall take place at the offices of Milbank, 28 Liberty Street, New York, New York 10005, at 10:00 a.m., New York City time, on the date on which all of the conditions set forth in Article VII shall have been satisfied or waived in accordance with this Agreement (other than conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions). The date on which the Closing actually occurs shall be referred to herein as the “Closing Date”.
(b)    At the Closing, the funds held in the Escrow Account (and any amounts paid to a Rights Offering Subscription Agent bank account pursuant to the last sentence of Section 2.4(b)) shall, as applicable, be released and utilized in accordance with the Plan.
(c)    At the Closing, issuance of the Unsubscribed Units and the 4(a)(2) Backstop Commitment Units will be made by the Company to each Commitment Party (or to its designee in accordance with Section 2.6(b) against payment of the aggregate Per Unit Purchase Price for the Unsubscribed Units and the 4(a)(2) Backstop Commitment Units purchased by such Commitment Party, in satisfaction of such Commitment Party’s Commitments. Unless a Commitment Party requests delivery of a physical unit certificate, the entry of any Unsubscribed Units and 4(a)(2) Backstop Commitment Units to be delivered pursuant to this Section 2.5(c) into the account of a Commitment Party pursuant to the Company’s book entry procedures and delivery to such Commitment Party of an account statement reflecting the book entry of such Unsubscribed Units and 4(a)(2) Backstop Commitment Units shall be deemed delivery of such Unsubscribed Units and 4(a)(2) Backstop Commitment Units for purposes of this Agreement. Notwithstanding anything to the contrary in this Agreement, all Unsubscribed Units and 4(a)(2) Backstop Commitment Units will be delivered with all issue, stamp, transfer, sales and use, or similar transfer Taxes or duties that are due and payable (if any) in connection with such delivery duly paid by the Company on behalf of the Company.
(d)    At the Closing, each Exit Term Loan Commitment Party shall deliver and pay an amount equal to such Exit Term Loan Commitment Party’s Exit Term Loan Backstop Commitment, by wire transfer of immediately available funds in U.S. dollars to the agent under the Exit Term Loan for the benefit of the lenders under the RBL Credit Agreement that elect treatment under “Option 1” as defined in the Restructuring Term Sheet.
Section 2.6    Designation and Assignment Rights.
(a)    Other than as expressly set forth in this Section 2.6, no Commitment Party shall be permitted to Transfer its Commitments.
(b)    Each Commitment Party shall have the right to designate by written notice to the Company, the Subscription Agent and Milbank, no later than two (2) Business Days prior to the Closing Date that some or all of the Unsubscribed Units or 4(a)(2) Backstop Commitment Units that it is obligated to purchase hereunder be issued in the name of, and delivered to, one or more of its Affiliates or Affiliated Funds (other than any portfolio company of such Commitment Party (or its Affiliates) or any Subsidiary thereof) (each, a “Related Purchaser”) upon receipt by the Company of payment therefor in accordance with the terms hereof, which notice of designation shall (i) be addressed to the Company and signed by such Commitment Party and each such Related Purchaser, (ii) specify the number of Unsubscribed Units or 4(a)(2) Backstop Commitment Units to be delivered to or issued in the name of such Related Purchaser and (iii) contain a confirmation by each such Related Purchaser of the accuracy of the representations set forth in Sections 5.6 through 5.9 as applied to such Related Purchaser; provided, that no such Transfer pursuant to this Section 2.6(b) shall relieve such Commitment Party from its obligations under this Agreement. Additionally, subject to Section 2.6(e), each Commitment Party shall have the right to Transfer all or any portion of its Commitments to any creditworthy Related Purchaser, provided, that such Commitment Party shall (i) provide written notice to the Company of such Transfer as far in advance thereof as practicable and (ii) deliver to the Company, the Rights Offering Subscription Agent and Milbank a joinder to this Agreement, substantially in the form attached hereto as Exhibit B, executed by such Commitment Party and such Related Purchaser.
(c)    Subject to Section 2.6(e), each Commitment Party shall have the right to Transfer all or any portion of its Commitments to any other Commitment Party or such other Commitment Party’s Related Purchaser (each, an “Existing Commitment Party Purchaser”), provided, that (i) such Existing Commitment Party Purchaser or such Existing Commitment Party Purchaser’s Affiliate or Affiliated Fund shall have been a Commitment Party as of immediately prior to such Transfer and (ii)(1) to the extent such Existing Commitment Party Purchaser is not a Commitment Party hereunder, such Commitment Party shall deliver to the Company, the Rights Offering Subscription Agent and Milbank a joinder to this Agreement, substantially in the form attached hereto as Exhibit C-1, executed by such Commitment Party and such Existing Commitment Party Purchaser and (2) to the extent such Existing Commitment Party Purchaser is already a Commitment Party hereunder, such Commitment Party shall deliver to the Company, the Rights Offering Subscription Agent and Milbank an amendment to this Agreement, substantially in the form attached hereto as Exhibit C-2, executed by such Commitment Party and such Existing Commitment Party Purchaser.
(d)    Subject to Section 2.6(e), each Commitment Party shall have the right to Transfer all or any portion of its Commitments to any Person that is not an Existing Commitment Party Purchaser (each of the Persons to whom a Transfer is made, a “New Purchaser”), provided, that (i) such Transfer shall have been consented to by the Requisite Commitment Parties in writing (such consent not to be unreasonably withheld, conditioned or delayed; provided, that the Requisite Commitment Parties shall be deemed to have so consented if they fail to deliver an objection to such Transfer in writing to Milbank by the close of business on the third (3rd) Complete Business Day following delivery of such proposed Transfer), (ii) such Transfer shall have been consented to by the Company in writing (such consent not be unreasonably withheld, conditioned or delayed, it being understood that it would be unreasonable for the Company to withhold its consent to any such Transfer if the New Purchaser has the financial wherewithal to fulfill its obligations with respect to the Commitments to be transferred; provided, that the Company shall be deemed to have so consented if it fails to deliver an objection to such Transfer in writing to Milbank by the close of business on the third (3rd) Complete Business Day following delivery of such proposed Transfer), and (iii) such Commitment Party shall deliver to the Company, the Rights Offering Subscription Agent and Milbank a joinder to this Agreement, substantially in the form attached hereto as Exhibit D executed by such Commitment Party, such New Purchaser and the Company.
(e)    No Commitment Party shall have the right to Transfer all or any portion of its Commitments to the Company or any of the Company’s Affiliates. A Commitment Party shall have the right to Transfer all or any portion of its Commitments to any other Person pursuant to the terms of this Agreement whether or not it is making a simultaneous transfer of a corresponding amount of the Note Claims. For the avoidance of doubt, it is the intent of the Parties that a Transfer of the Commitments pursuant to this Section 2.6 will represent a transfer of proportional portions of the Rights Offering Backstop Commitment and the 4(a)(2) Backstop Commitment and that, accordingly, any Transfer of such Commitment Party’s Rights Offering Backstop Commitment or 4(a)(2) Backstop Commitment shall be permitted only if coupled by a proportional Transfer of the other. Except as set forth in the first sentence of Section 2.6(b), no Commitment Party shall have the right to Transfer all or any portion of its Commitments to any other Person following receipt of the Funding Notice pursuant to, and in accordance with, Section 2.4. Any Commitment Party seeking to Transfer its Commitments to any other Person must provide the Company, the Subscription Agent and Milbank with prior written notice of such proposed Transfer no less than three (3) Complete Business Days prior to the date of the consummation of such proposed Transfer, which notice shall state the total amount of (i) Commitments to be Transferred (ii) Joinder Commitments to be Transferred and (iii) Incremental Commitments to be Transferred, in each case, to the extent applicable to such Transfer. Any Transfer made (or attempted to be made) in violation of this Agreement shall be deemed null and void ab initio and of no force or effect, regardless of any prior notice provided to the Parties or any Commitment Party, and shall not create (or be deemed to create) any obligation or liability of any other Commitment Party or any Debtor to the purported transferee or limit, alter or impair any agreements, covenants, or obligations of the proposed transferor under this Agreement. After the Closing Date, nothing in this Agreement shall limit or restrict in any way the ability of any Commitment Party (or any permitted transferee thereof) to Transfer any of the Common Units or any interest therein.
(f)    Any Person that is Transferred a Joinder Commitment by a Joinder Commitment Party in compliance with the terms of this Section 2.6 shall be a Joinder Commitment Party with respect to such Commitment, as applicable, for all purposes herein. Any Person that is Transferred a Commitment by a Senior Commitment Party in compliance with the terms of this Section 2.6 shall be a Senior Commitment Party with respect to such Commitment. Any Person that is Transferred an Incremental Commitment by an Incremental Senior Commitment Party in compliance with the terms of this Section 2.6, shall be an Incremental Senior Commitment Party with respect to such Incremental Commitment.
(g)    No Exit Term Loan Commitment Party shall be permitted to Transfer its Exit Term Loan Backstop Commitment, other than (i) a Transfer of all or any portion of its Exit Term Loan Backstop Commitment to any creditworthy Related Purchaser, provided, that such Exit Term Loan Commitment Party shall (A) provide written notice to the Company and Milbank of such Transfer as far in advance thereof as practicable and (B) to the extent such Related Purchaser is not an Exit Term Loan Commitment Party hereunder deliver to the Company and Milbank a joinder to this Agreement, substantially in the form attached hereto as Exhibit E, executed by such Exit Term Loan Commitment Party, such Related Purchaser and the Company, and (ii) Transfer a proportional amount of its Exit Term Loan Backstop Commitment to any Person in connection with any Transfer of all or any portion of such Party’s Commitments to such Person in accordance with Sections 2.6(c) through (e).
Section 2.7    Exit Term Loan Purchase Commitments. On and subject to the terms and conditions hereof, including entry of the Confirmation Order, each Commitment Party identified on Schedule 2 to this Agreement (each an “Exit Term Loan Commitment Party”) agrees to, on the Closing Date, severally and not jointly, purchase (or cause certain of its and its affiliates’ managed funds and/or accounts to purchase) Exit Term Loans in the principal amount set forth opposite such Commitment Party’s name on Schedule 2 to this Agreement from the lenders under the RBL Credit Agreement that elect treatment under “Option 1” as defined in the Restructuring Term Sheet, on a pro rata basis at par. Such purchase shall be effected by making a payment to the agent for the Exit Term Loan for the benefit of such lenders pursuant to Section 2.5(d). The obligations of the Exit Term Loan Commitment Parties to purchase such Exit Term Loans as described in this Section 2.7 shall be referred to as the “Exit Term Loan Backstop Commitment”. To the extent a Joinder Commitment Party agrees to backstop their Required Exit Term Loan Share of the Exit Term Loan Backstop Commitment by the Required Exit Term Loan Commitment Date, the Exit Term Loan Backstop Commitment of each Senior Commitment Party shall be ratably reduced and Schedule 2 shall be amended to add the Exit Term Loan Backstop Commitment of such Joinder Commitment Party, provided that before and after such adjustment, the sum of the Exit Term Loan Backstop Commitments shall equal $31,250,000.
ARTICLE III

BACKSTOP COMMITMENT PREMIUM AND EXPENSE REIMBURSEMENT
Section 3.1    Premium Payable by the Company. Subject to Section 3.2, in consideration for the Commitments and the other agreements of the Commitment Premium Parties in this Agreement, the Debtors shall pay or cause to be paid a nonrefundable aggregate premium in an amount equal to $15,345,000, which represents 6.0% of the Total Commitment Amount, payable in accordance with Section 3.2, to the Commitment Premium Parties (including any Replacing Commitment Party, but excluding any Defaulting Commitment Party) or their designees based upon their respective Commitment Percentages at the time such payment is made (the “Commitment Premium”).
The provisions for the payment of the Commitment Premium and Expense Reimbursement, and the indemnification provided herein, are an integral part of the transactions contemplated by this Agreement and without these provisions the Commitment Parties would not have entered into this Agreement.
Section 3.2    Payment of Commitment Premium. The Commitment Premium shall be fully earned, nonrefundable and non-avoidable upon entry of the BCA Approval Order and shall be paid by the Debtors, free and clear of any withholding or deduction for any applicable Taxes, on the Closing Date as set forth above. For the avoidance of doubt, to the extent payable in accordance with the terms of this Agreement, the Commitment Premium will be payable regardless of the amount of Unsubscribed Units (if any) actually purchased. The Company shall satisfy its obligation to pay the Commitment Premium on the Closing Date, in lieu of any cash payment, by issuing the number of additional Common Units (rounding down to the nearest whole unit solely to avoid fractional units) to each Commitment Premium Party equal to such Commitment Premium Party’s Commitment Premium Share Amount; provided, that if the Closing does not occur, the Commitment Premium shall be payable in cash and only to the extent provided in (and in accordance with) Section 9.4. The Commitment Premium and the Expense Reimbursement shall, pursuant to the BCA Approval Order, constitute allowed administrative expenses of the Debtors’ estate under sections 503(b) and 507 of the Bankruptcy Code.

Section 3.3    Expense Reimbursement.
(a)    In accordance with and subject to the BCA Approval Order, the Debtors agree to pay, in accordance with Section 3.3(b) below, all reasonable and documented out-of-pocket fees and expenses (including travel costs and expenses) of the following attorneys, accountants, other professionals, advisors, and consultants incurred on behalf of the Commitment Parties: (i) Milbank as primary counsel to the Senior Commitment Parties, (ii) Porter Hedges LLP, as co-counsel to the Senior Commitment Parties, (iii) W.D. Von Gonten & Co. as consultants to the Senior Commitment Parties, (iv) PJT Partners LP as financial advisor to the Senior Commitment Parties, (v) a search consulting firm (for services related to the selection of the New Board (as defined in the Restructuring Term Sheet)) and (vi) such other professionals, advisors, and consultants as may be reasonably retained after notice to the Debtors, the Official Committee of Unsecured Creditors, the agent for the Debtors’ prepetition secured “RBL” debt, and the ad hoc equity committee (such payment obligations, the “Expense Reimbursement”). The Expense Reimbursement shall, pursuant to the BCA Approval Order, constitute allowed administrative expenses against each of the Debtors’ estates under sections 503(b) and 507 of the Bankruptcy Code. For the avoidance of doubt, the amount payable pursuant to this Section 3.3 shall be determined without duplication of recovery under the Restructuring Support Agreement.
(b)    The Expense Reimbursement accrued through the date on which the BCA Approval Order is entered shall be paid in accordance with the DIP Orders and BCA Approval Order as promptly as reasonably practicable after the date of the entry of the BCA Approval Order. The Expense Reimbursement shall thereafter be payable on a monthly basis by the Debtors in accordance with the BCA Approval Order; provided, that the Debtors’ final payment shall be made contemporaneously with the Closing or the termination of this Agreement pursuant to Article IX.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (i) as set forth in the corresponding section of the Company Disclosure Schedules or (ii) as disclosed in the Company SEC Documents filed with the SEC on or after December 31, 2016 and publicly available on the SEC’s Electronic Data-Gathering, Analysis and

Retrieval system prior to the date hereof (excluding the exhibits, annexes and schedules thereto, any disclosures contained in the “Forward-Looking Statements” or “Risk Factors” sections thereof, or any other statements that are similarly predictive, cautionary or forward looking in nature), the Company, on behalf of itself and each of the other Debtors, jointly and severally, hereby represents and warrants to the Commitment Parties (unless otherwise set forth herein, as of the date of this Agreement and as of the Closing Date) as set forth below.
Section 4.1    Organization and Qualification. Each of the Debtors (a) is a duly organized and validly existing corporation, limited liability company or limited partnership, as the case may be, and, if applicable, in good standing (or the equivalent thereof) under the Laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other applicable power and authority to own its property and assets and to transact the business in which it is currently engaged and presently proposes to engage and (c) except where the failure to have such authority or qualification would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business as currently conducted requires such qualifications.
Section 4.2    Corporate Power and Authority.
(a)    The Company has the requisite corporate power and authority (i) (A) subject to entry of the BCA Approval Order and the Confirmation Order, to enter into, execute and deliver this Agreement and to perform the BCA Approval Obligations and (B) subject to entry of the BCA Approval Order and the Confirmation Order, to perform each of its other obligations hereunder and (ii) subject to entry of the BCA Approval Order, the Plan Solicitation Order, and the Confirmation Order, to consummate the transactions contemplated herein and in the Plan, to enter into, execute and deliver all agreements to which it will be a party as contemplated by this Agreement and the Plan (this Agreement, the Plan, the Disclosure Statement, the Restructuring Support Agreement, any debtor-in-possession credit agreement for the DIP Facility entered into in accordance with the DIP Orders, the Exit RBL Facility, the Exit Term Loans, and such other agreements and any Plan supplements or documents referred to herein or therein or hereunder or thereunder, collectively, the “Transaction Agreements”) and to perform its obligations under each of the Transaction Agreements (other than this Agreement). Subject to the receipt of the foregoing Orders, as applicable, the execution and delivery of this Agreement and each of the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been or will be duly authorized by all requisite corporate action on behalf of the Company, and no other corporate proceedings on the part of the Company are or will be necessary to authorize this Agreement or any of the other Transaction Agreements or to consummate the transactions contemplated hereby or thereby.
(b)    Subject to entry of the BCA Approval Order, the Plan Solicitation Order, and the Confirmation Order, each of the other Debtors has the requisite power and authority (corporate or otherwise) to enter into, execute and deliver each Transaction Agreement to which such other Debtor is a party and to perform its obligations thereunder. Subject to entry of the BCA Approval Order, the Plan Solicitation Order, and the Confirmation Order, the execution and delivery of this

Agreement and each of the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby have been or will be duly authorized by all requisite action (corporate or otherwise) on behalf of each other Debtor party thereto, and no other proceedings on the part of any other Debtor party thereto are or will be necessary to authorize this Agreement or any of the other Transaction Agreements or to consummate the transactions contemplated hereby or thereby.
Section 4.3    Execution and Delivery; Enforceability. Subject to entry of the BCA Approval Order, this Agreement will have been, and subject to the entry of the BCA Approval Order, the Plan Solicitation Order, and the Confirmation Order, each other Transaction Agreement will be, duly executed and delivered by the Company and each of the other Debtors party thereto. Upon entry of the BCA Approval Order and assuming due and valid execution and delivery hereof by the Commitment Parties, the BCA Approval Obligations will constitute the valid and legally binding obligations of the Company and, to the extent applicable, the other Debtors, enforceable against the Company and, to the extent applicable, the other Debtors in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar Laws now or hereafter in effect relating to creditor’s rights generally and subject to general principles of equity. Upon entry of the BCA Approval Order and assuming due and valid execution and delivery of this Agreement and the other Transaction Agreements by the Commitment Parties and, to the extent applicable, any other parties hereof and thereof, each of the obligations of the Company and, to the extent applicable, the other Debtors hereunder and thereunder will constitute the valid and legally binding obligations of the Company and, to the extent applicable, the other Debtors, enforceable against the Company and, to the extent applicable, the other Debtors, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar Laws now or hereafter in effect relating to creditor’s rights generally and subject to general principles of equity.
Section 4.4    Authorized and Issued Equity Interests.
(a)    On the Closing Date, (i) the total issued equity interests of the Company will consist solely of the Common Units issued pursuant to the Plan, which shall include the Common Units issued under the Rights Offering, the Common Units issued in respect of the Commitment Premium pursuant to Article III and the Common Units issued in respect of the 4(a)(2) Backstop Commitment Investment, (ii) no Common Units will be held by the Company in its treasury, (iii) no Common Units will be reserved for issuance upon exercise of stock options and other rights to purchase or acquire Common Units granted in connection with any employment arrangement entered into in accordance with Section 6.3, except as reserved in respect of the EIP, and (iv) no warrants to purchase Common Units will be issued and outstanding other than warrants for 6% of the Common Units issued under the Plan in accordance with the Restructuring Support Agreement. Except as set forth in the prior sentence, as of the Closing Date, no shares of capital stock or other equity securities or voting interest in the Company will have been issued, reserved for issuance or outstanding.

(b)    Except as described in this Section 4.4 and except as set forth in the Registration Rights Agreement, the Company Organizational Documents and this Agreement, as of the Closing Date, none of the Debtors will be party to or otherwise bound by or subject to any outstanding option, warrant, call, right, security, commitment, Contract, arrangement or undertaking (including any preemptive right) that (i) obligates the Debtors to issue, deliver, sell or transfer, or repurchase, redeem or otherwise acquire, or cause to be issued, delivered, sold or transferred, or repurchased, redeemed or otherwise acquired, any shares of the capital stock of, or other equity or voting interests in, any of the Debtors or any security convertible or exercisable for or exchangeable into any capital stock of, or other equity or voting interest in, any of the Debtors, (ii) obligates any of the Debtors to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking, (iii) restricts the Transfer of any shares of capital stock of any of the Debtors (other than any restrictions included in the Exit RBL Facility, Exit Term Loans, or any corresponding pledge agreement) or (iv) relates to the voting of any equity interests in any of the Debtors.
Section 4.5    Issuance. The Common Units to be issued pursuant to the Plan, including the Common Units to be issued in connection with the consummation of the Rights Offering, the 4(a)(2) Backstop Commitment Investment and pursuant to the terms hereof, will, when issued and delivered on the Closing Date in exchange for the aggregate Per Unit Purchase Price therefor, be duly and validly authorized, issued and delivered and shall be fully paid and non-assessable, and free and clear of all Taxes, Liens (other than Transfer restrictions imposed hereunder or under the Company Organizational Documents or by applicable Law), preemptive rights, subscription and similar rights (other than any rights set forth in the Company Organizational Documents, and the Registration Rights Agreement).
Section 4.6    No Conflict. Assuming the consents described in clauses (a) through (g) of Section 4.7 are obtained, the execution and delivery by the Company and, if applicable, any other Debtor, of this Agreement, the Plan and the other Transaction Agreements, the compliance by the Company and, if applicable, any other Debtor, with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not (a) conflict with, or result in a breach, modification or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result, except to the extent specified in the Plan, in the acceleration of, or the creation of any Lien under, or cause any payment or consent to be required under any Contract to which any Debtor will be bound as of the Closing Date after giving effect to the Plan or to which any of the property or assets of any Debtor will be subject as of the Closing Date after giving effect to the Plan, (b) result in any violation of the provisions of any of the Debtors’ organizational documents (other than, for the avoidance of doubt, a breach or default that would be triggered as a result of the Chapter 11 Cases or the Company’s or any Debtor’s undertaking to implement the Restructuring Transactions through the Chapter 11 Cases), or (c) result in any violation of any Law or Order applicable to any Debtor or any of their properties, except in each of the cases described in clause (a) or (c) for any conflict, breach, modification, violation, default, acceleration or Lien which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.7    Consents and Approvals. No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over any of the Debtors or any of their properties (each, an “Applicable Consent”) is required for the execution and delivery by the Company and, to the extent relevant, the other Debtors, of this Agreement, the Plan and the other Transaction Agreements, the compliance by the Company and, to the extent relevant, the other Debtors, with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein, except for (a) the entry of the BCA Approval Order authorizing the Company to assume this Agreement and perform the BCA Approval Obligations, (b) entry of the Plan Solicitation Order, (c) entry by the Bankruptcy Court, or any other court of competent jurisdiction, of Orders as may be necessary in the Chapter 11 Cases from time-to-time; (d) the entry of the Confirmation Order, (e) filings, notifications, authorizations, approvals, consents, clearances or termination or expiration of all applicable waiting periods under any Antitrust Laws in connection with the transactions contemplated by this Agreement, (f) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” Laws in connection with the purchase of the Unsubscribed Units by the Commitment Parties, the issuance of the Subscription Rights, the issuance of the Rights Offering Units pursuant to the exercise of the Subscription Rights, the issuance of Common Units as payment of the Commitment Premium or the issuance of 4(a)(2) Backstop Commitment Units pursuant to the 4(a)(2) Backstop Commitment Investment, and (g) any Applicable Consents that, if not made or obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.8    Arm’s-Length. The Company acknowledges and agrees that (a) each of the Commitment Parties is acting solely in the capacity of an arm’s-length contractual counterparty to the Company with respect to the transactions contemplated hereby (including in connection with determining the terms of the Transactions) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any of its Subsidiaries and (b) no Commitment Party is advising the Company or any of its Subsidiaries as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.
Section 4.9    Financial Statements. The (a) audited consolidated balance sheets of the Company as at December 31, 2016 and the related consolidated statements of operations and of cash flows for the fiscal year then ended, accompanied by a report thereon by BDO USA LLP (collectively, the “Financial Statements”), in each case, present fairly the consolidated financial condition of the Company as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended. All such Financial Statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein).
Section 4.10    Company SEC Documents and Disclosure Statement. The Company has filed with or furnished to the SEC all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by it since December 31, 2016 under the Exchange Act or the Securities

Act. As of their respective dates, and, if amended, as of the date of the last such amendment, each of the Company SEC Documents, including any financial statements or schedules included therein, (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Document or necessary in order to make the statements in such Company SEC Document, in light of the circumstances under which they were made, not misleading.
Section 4.11    Absence of Certain Changes. Since December 31, 2016 to the date of this Agreement, no Event has occurred or exists that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.12    No Violation; Compliance with Laws. (i) The Company is not in violation of its certificate of formation or limited liability company operating agreement, and (ii) no other Debtor is in violation of its respective charter or bylaws, certificate of formation or limited liability company operating agreement or similar organizational document in any material respect. None of the Debtors is or has been at any time since January 1, 2014 in violation of any Law or Order, except for any such violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.13    Legal Proceedings. Other than the Chapter 11 Cases and any adversary proceedings or contested motions commenced in connection therewith, there are no material legal, governmental, administrative, judicial or regulatory investigations, audits, actions, suits, claims, arbitrations, demands, demand letters, claims, notices of noncompliance or violations, or proceedings (“Legal Proceedings”) pending or, to the Knowledge of the Company, threatened to which any of the Debtors is a party or to which any property of any of the Debtors is the subject, in each case that in any manner draws into question the validity or enforceability of this Agreement, the Plan or the other Transaction Agreements or that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.14    Labor Relations. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) there are no strikes or other labor disputes pending or threatened against any of the Debtors; (b) the hours worked and payments made to employees of any of the Debtors have not been in violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters; and (c) all payments due from any of the Debtors or for which any claim may be made against any of the Debtors on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of any of the Debtors to the extent required by GAAP. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the consummation of the transactions contemplated by the Transaction Agreements will not give rise to a right of termination or right of renegotiation on the part of any union under any material collective bargaining agreement to which any of the Debtors (or any predecessor) is a party or by which any of the Debtors (or any predecessor) is bound.

Section 4.15    Intellectual Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) each of the Debtors owns, or possesses the right to use, all of the patents, patent rights, trademarks, service marks, trade names, copyrights, mask works, domain names, and any and all applications or registrations for any of the foregoing (collectively, “Intellectual Property Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, (b) to the Knowledge of the Company, none of the Debtors nor any Intellectual Property Right, proprietary right, product, process, method, substance, part, or other material now employed, sold or offered by or contemplated to be employed, sold or offered by such Person, is interfering with, infringing upon, misappropriating or otherwise violating any valid Intellectual Property Rights of any Person, and (c) no claim or litigation regarding any of the foregoing is pending or, to the Knowledge of the Company, threatened.
Section 4.16    Title to Real and Personal Property.
(a)    Real Property. Each of the Debtors has good and valid title to its respective Real Properties, in each case, except for Permitted Liens and except for defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes, and except where the failure (or failures) to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, the enforceability of such leased Real Properties may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditor’s rights generally or general principles of equity, including the Chapter 11 Cases. To the Knowledge of the Company, all such properties and assets are free and clear of Liens, other than Permitted Liens and such Liens as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)    Leased Real Property. Each of the Debtors is in compliance with all obligations under all leases to which it is a party that have not been rejected in the Chapter 11 Cases, except where the failure to comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and none of the Debtors has received written notice of any good faith claim asserting that such leases are not in full force and effect, except leases in respect of which the failure to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Debtors enjoys peaceful and undisturbed possession under all such leases, other than leases in respect of which the failure to enjoy peaceful and undisturbed possession would not reasonably be expected to materially interfere with its ability to conduct its business as currently conducted.
(c)    Personal Property. Each of the Debtors owns or possesses the right to use all Intellectual Property Rights and all licenses and rights with respect to any of the foregoing used in the conduct of their businesses, without any conflict (of which any of the Debtors has been notified in writing) with the rights of others, and free from any burdensome restrictions on the present conduct of the Debtors, as the case may be, except where such conflicts and restrictions would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.17    No Undisclosed Relationships. Other than Contracts or other direct or indirect relationships between or among any of the Debtors, there are no Contracts or other direct or indirect relationships existing as of the date hereof between or among any of the Debtors, on the one hand, and any director, officer or greater than five percent (5%) stockholder of any of the Debtors, on the other hand, that is required by the Exchange Act to be described in the Company’s filings with the SEC and that is not so described, except for the transactions contemplated by this Agreement. Any Contract existing as of the date hereof between or among any of the Debtors, on the one hand, and any director, officer or greater than five percent (5%) stockholder of any of the Debtors, on the other hand, that is required by the Exchange Act to be described in the Company’s filings with the SEC is filed as an exhibit to, or incorporated by reference as indicated in, the Annual Report on Form 10-K for the year ended December 31, 2016 that the Company filed on March 15, 2017, as amended on April 25, 2017, or any other Company SEC Document filed between March 15, 2016 and the date hereof.
Section 4.18    Licenses and Permits. The Debtors possess all licenses, certificates, permits and other authorizations issued by, have made all declarations and filings with and have maintained all financial assurances required by, the appropriate Governmental Entities that are necessary for the ownership or lease of their respective properties and the conduct of the business, except where the failure to possess, make or give the same would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the Debtors (i) has received notice of any revocation or modification of any such license, certificate, permit or authorization or (ii) has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except to the extent that any of the foregoing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.19    Environmental. Except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) no written notice, claim, demand, request for information, Order, complaint or penalty has been received by any of the Debtors, and there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened which allege a violation of or liability under any Environmental Laws, in each case relating to any of the Debtors, (b) each Debtor has received (including timely application for renewal of the same), and maintained in full force and effect, all environmental permits, licenses and other approvals, and has maintained all financial assurances, in each case to the extent necessary for its operations to comply with all applicable Environmental Laws and is, and since January 1, 2014, has been, in compliance with the terms of such permits, licenses and other approvals and with all applicable Environmental Laws, (c) to the Knowledge of the Company, no Hazardous Material is located at, on or under any property currently or formerly owned, operated or leased by any of the Debtors that would reasonably be expected to give rise to any cost, liability or obligation of any of the Debtors under any Environmental Laws other than future costs, liabilities and obligations associated with remediation at the end of the productive life of a well, facility or pipeline that has produced, stored or transported Hydrocarbons, (d) no Hazardous Material has been Released, generated, owned, treated, stored or handled by any of the Debtors, and no Hazardous Material has been transported to or Released at any location in a manner that would reasonably be expected to give rise to any cost, liability or obligation of any of the Debtors under any Environmental Laws other than future costs, liabilities and obligations associated with remediation at the end of the productive life of a well, facility or pipeline that has produced, stored or transported Hydrocarbons, and (e) there are no agreements in which any of the Debtors has expressly assumed responsibility for any known obligation of any other Person arising under or relating to Environmental Laws that remains unresolved other than future costs, liabilities and obligations associated with remediation at the end of the productive life of a well, facility or pipeline that has produced, stored or transported Hydrocarbons, which has not been made available to the Commitment Parties prior to the date hereof. Notwithstanding the generality of any other representations and warranties in this Agreement, the representations and warranties in this Section 4.16 constitute the sole and exclusive representations and warranties in this Agreement with respect to any environmental, health or safety matters, including any arising under or relating to Environmental Laws or Hazardous Materials.
Section 4.20    Tax Returns.
(a)    Except as would not reasonably be expected to be material to the Debtors taken as a whole, (i) each of the Debtors has filed or caused to be filed all U.S. federal, state, provincial, local and non-U.S. Tax returns required to have been filed by it and (ii) taken as a whole, each such Tax return is true and correct;
(b)    Each of the Debtors has timely paid or caused to be timely paid all Taxes shown to be due and payable by it on the returns referred to in clause (a) and all other Taxes or assessments (or made adequate provision (in accordance with GAAP) for the payment of all Taxes due) with respect to all periods or portions thereof ending on or before the date hereof (except Taxes or assessments that are being contested in good faith by appropriate proceedings and for which the Debtors (as the case may be) has set aside on its books adequate reserves in accordance with GAAP or with respect to the Debtors only, except to the extent the non-payment thereof is permitted by the Bankruptcy Code), which Taxes, if not paid or adequately provided for, would reasonably be expected to be material to the Debtors taken as a whole; and
(c)    As of the date hereof, with respect to the Debtors, other than in connection with the Chapter 11 Cases and other than Taxes or assessments that are being contested in good faith and are not expected to result in significant negative adjustments that would be material to the Debtors taken as a whole, (i) no claims have been asserted in writing with respect to any material Taxes, (ii) no presently effective waivers or extensions of statutes of limitation with respect to Taxes have been given or requested and (iii) no Tax returns are being examined by, and no written notification of intention to examine has been received from, the IRS or any other Governmental Entity.
Section 4.21    Employee Benefit Plans.
(a)    None of the Debtors nor any of their ERISA Affiliates sponsor, maintain or contribute to any Multiemployer Plan or a plan that is subject to Title IV of ERISA and, in the last six years, neither the Debtors nor any ERISA Affiliate has sponsored, maintained or contributed to any Multiemployer Plan or plan that is subject to Title IV of ERISA. No condition exists that could reasonably be expected to result in any Liability to the Debtors under Title IV of ERISA.
(b)    None of the Debtors has established, sponsored or maintained, or has any liability with respect to, any employee pension benefit plan or other material employee benefit plan, program, policy, agreement or arrangement governed by or subject to the Laws of a jurisdiction other than the United States of America.
(c)    Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect to the Debtors, there are no pending, or to the Knowledge of the Company, threatened claims, sanctions, actions or lawsuits, asserted or instituted against any Company Benefit Plan or any Person as fiduciary or sponsor of any Company Benefit Plan, in each case other than claims for benefits in the normal course.
(d)    Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect all compensation and benefit arrangements of the Debtors and all Company Benefits Plans comply and have complied in both form and operation with their terms and all applicable Laws and legal requirements. None of the Debtors, has any obligation to provide any individual with a “gross up” or similar payment in respect of any Taxes that may become payable under Section 409A or 4999 of the Code.
(e)    Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, all liabilities (including all employer contributions and payments required to have been made by any of the Debtors) under or with respect to any compensation or benefit arrangement of any of the Debtors have been properly accounted for in the Company’s financial statements in accordance with GAAP.
(f)    Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, (i) each of the Debtors has complied and is currently in compliance with all Laws and legal requirements in respect of personnel, employment and employment practices; (ii) all service providers of each of the Debtors are correctly classified as employees, independent contractors, or otherwise for all purposes (including any applicable tax and employment policies or law); and (iii) the Debtors have not and are not engaged in any unfair labor practice.
Section 4.22    Internal Control Over Financial Reporting. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company has established and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and to the Knowledge of the Company, there are no weaknesses in the Company’s internal control over financial reporting as of the date hereof.

Section 4.23    Disclosure Controls and Procedures. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company maintains disclosure controls and procedures (within the meaning of Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is accumulated and communicated to management of the Company as appropriate to allow timely decisions regarding required disclosure.
Section 4.24    Material Contracts. Other than as a result of a rejection motion filed by any of the Debtors in the Chapter 11 Cases, all Material Contracts are valid, binding and enforceable by and against the Debtor party thereto and, to the Knowledge of the Company, each other party thereto (except where the failure to be valid, binding or enforceable does not constitute a Material Adverse Effect), and no written notice to terminate, in whole or part, any Material Contract has been delivered to any of the Debtors (except where such termination would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect). Other than as a result of the filing of the Chapter 11 Cases or any rejection motion filed by any of the Debtors in the Chapter 11 Cases, none of the Debtors nor, to the Knowledge of the Company, any other party to any Material Contract, is in material default or breach under the terms thereof, in each case, except for such instances of material default or breach that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.25    No Unlawful Payments. Since January 1, 2015, none of the Debtors nor, to the Knowledge of the Company, any of their respective directors, officers or employees has in any material respect: (a) used any funds of any of the Debtors for any unlawful contribution, gift, entertainment or other unlawful expense, in each case relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (d) made any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.
Section 4.26    Compliance with Money Laundering and Sanctions Laws.
(a)    The operations of the Debtors are and, since January 1, 2014 have been at all times, conducted in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970, the money laundering statutes of all jurisdictions in which the Debtors operate (and the rules and regulations promulgated thereunder) and any related or similar Laws (collectively, the “Money Laundering Laws”) and no material Legal Proceeding by or before any Governmental Entity or any arbitrator involving any of the Debtors with respect to Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

(b)    None of the Debtors nor, to the Knowledge of the Company, any of their respective directors, officers, employees or other Persons acting on their behalf with express authority to so act is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department. The Company will not directly or indirectly use the proceeds of the Transactions, or lend, contribute or otherwise make available such proceeds to any other Debtor, joint venture partner or other Person, for the purpose of financing the activities of any Person that, to the Knowledge of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.
Section 4.27    Reserve Report. The Debtors have furnished the Commitment Parties and their advisors at W.D. Von Gonten & Co.with true and complete copies of the report covering the Company’s wells and oil and gas property prepared by the Company captioned “Management Presentation, dated as of January 7, 2017”, together with the database of well-by-well information that such report summarizes (together, the “Reserve Report”). The Debtors are not aware of any material changes to the information contained in the Reserve Report. The factual, non-interpretative data (other than title information) on which the Reserve Report was based for purposes of estimating the reserves of Hydrocarbons set forth therein was accurate and complete as of the date of the Reserve Report. All financial projections, forecasts, assumptions and other forward-looking information with respect to the Debtors and their oil and gas assets that were embodied in the Reserve Report or have otherwise been provided to the Commitment Parties by or on behalf of the Debtors (including the lease operating expense assumptions used in such reserve report) were, as of their respective dates, prepared in good faith and reasonable.
Section 4.28    No Broker’s Fees. None of the Debtors is a party to any Contract with any Person (other than this Agreement) that would give rise to a valid claim against the Commitment Parties for a brokerage commission, finder’s fee or like payment in connection with the Transactions, the sale of the Unsubscribed Units or the sale of the 4(a)(2) Backstop Commitment Units.
Section 4.29    Investment Company Act. None of the Debtors is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended (the “Investment Company Act”), and this conclusion is based on one or more bases or exclusions other than Sections 3(c)(1) and 3(c)(7) of the Investment Company Act, including that none of the Debtors comes within the basic definition of ‘investment company’ under section 3(a)(1) of the Investment Company Act.
Section 4.30    Insurance. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) Debtors have insured their properties and assets against such risks and in such amounts as are customary for companies engaged in similar businesses and have made available to the Commitment Parties a schedule of such insurance policies in force; (ii) all premiums due and payable in respect of insurance policies maintained by the Debtors have been paid; (iii) the Company reasonably believes that the insurance maintained by or on behalf of the Debtors is adequate in all respects; and (iv) as of the date hereof, to the Knowledge of the Company, none of the

Debtors has received notice from any insurer or agent of such insurer with respect to any insurance policies of the Debtors of cancellation or termination of such policies, other than such notices which are received in the ordinary course of business or for policies that have expired in accordance with their terms.
Section 4.31    Alternative Transactions. As of the date hereof, the Company is not pursuing, or in discussions or negotiations regarding, any solicitation, offer, or proposal from any Person concerning any actual or proposed Alternative Transaction and, as applicable, has terminated any existing discussions or negotiations regarding any actual or proposed Alternative Transaction.
Section 4.32    Volcker Compliance.
(a)    None of the Debtors nor their respective “Affiliates” (as defined in Section 2(k) of the BHC Act) have: (i) taken any action to acquire or retain an ownership interest in or to sponsor, or omitted to take any action necessary to prevent themselves from acquiring or retaining an ownership interest in or sponsoring, a Covered Fund for purposes the Volcker Rule (the terms “sponsor” and “covered fund” having the meanings set forth in Section 13 of the BHC Act and the rules and regulations adopted thereunder (collectively, the “Volcker Rule”)), (ii) engaged in proprietary trading as defined in the Volcker Rule, (iii) provided a line of credit, guarantee or other form of credit support or backstop in favor of a Covered Fund, or (iv) provided services in favor of a Covered Fund, except, in each case, as otherwise permitted under an exemption or exclusion from the Volcker Rule and disclosed to the Commitment Parties in Section 4.32 of the Company Disclosure Schedules (which disclosure shall list each such activity and describe the exemption or exclusion applicable thereto).
(b)    The Company is not, and after giving effect to the Transactions, the sale of the Units thereunder and the application of the proceeds thereof, the Company will not be, a Covered Fund.
Section 4.33    Equity Investment Documents. The Company has provided true and correct copies of all definitive documentation relating to the 2L Investment, including the Equity Commitment Agreement and all schedules and exhibits thereto.
ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMMITMENT PARTIES
Each Commitment Party, severally (in accordance with its Commitment Percentage) and not jointly, represents and warrants as to itself only (unless otherwise set forth herein, as of the date of this Agreement and as of the Closing Date) as set forth below.
Section 5.1    Organization. Such Commitment Party is a legal entity duly organized, validly existing and, if applicable, in good standing (or the equivalent thereof) under the Laws of its jurisdiction of incorporation or organization.

Section 5.2    Organizational Power and Authority. Such Commitment Party has the requisite power and authority (corporate or otherwise) to enter into, execute and deliver this Agreement and each other Transaction Agreement to which such Commitment Party is a party and to perform its obligations hereunder and thereunder and has taken all necessary action (corporate or otherwise) required for the due authorization, execution, delivery and performance by it of this Agreement and the other Transaction Agreements.
Section 5.3    Execution and Delivery. This Agreement and each other Transaction Agreement to which such Commitment Party is a party (a) has been, or prior to its execution and delivery will be, duly and validly executed and delivered by such Commitment Party and (b) upon entry of the BCA Approval Order and assuming due and valid execution and delivery hereof and thereof by the Company and the other Debtors (as applicable), will constitute valid and legally binding obligations of such Commitment Party, enforceable against such Commitment Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws limiting creditors’ rights generally or by equitable principles relating to enforceability.
Section 5.4    No Conflict. Assuming that the consents referred to in clauses (a) and (b) of Section 5.5 are obtained, the execution and delivery by such Commitment Party of this Agreement and each other Transaction Agreement to which such Commitment Party is a party, the compliance by such Commitment Party with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein (a) will not conflict with, or result in breach, modification, termination or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time or both), or result in the acceleration of, or the creation of any Lien under, any Contract to which such Commitment Party is party or is bound or to which any of the property or assets or such Commitment Party are subject, (b) will not result in any violation of the provisions of the certificate of incorporation or bylaws (or comparable constituent documents) of such Commitment Party and (c) will not result in any material violation of any Law or Order applicable to such Commitment Party or any of its properties, except in each of the cases described in clauses (a) or (c), for any conflict, breach, modification, termination, violation, default, acceleration or Lien which would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact such Commitment Party’s performance of its obligations under this Agreement.
Section 5.5    Consents and Approvals. No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over such Commitment Party or any of its properties is required for the execution and delivery by such Commitment Party of this Agreement and each other Transaction Agreement to which such Commitment Party is a party, the compliance by such Commitment Party with the provisions hereof and thereof and the consummation of the transactions (including the purchase by such Commitment Party of its Commitment Percentage of the Unsubscribed Units, its portion of the Rights Offering Units or its portion of the 4(a)(2) Backstop Commitment Units) contemplated herein and therein, except (a) any consent, approval, authorization, Order, registration or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact such Commitment Party’s performance of its obligations under this Agreement and each other Transaction Agreement to which such Commitment Party is a party and (b) filings, notifications, authorizations, approvals, consents, clearances or termination or expiration of all applicable waiting periods under any Antitrust Laws in connection with the transactions contemplated by this Agreement.
Section 5.6    No Registration. Such Commitment Party understands that (a) the Unsubscribed Units, the 4(a)(2) Backstop Commitment Units and the Accredited Investor Rights Offering Units, have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of such Commitment Party’s representations as expressed herein or otherwise made pursuant hereto, and (b) the foregoing units cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available.
Section 5.7    Purchasing Intent. Such Commitment Party is acquiring the Unsubscribed Units and any Common Units issued to such Commitment Party in satisfaction of the Commitment Premium for its own account or accounts or funds over which it holds voting discretion, not otherwise as a nominee or agent, and not otherwise with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and such Commitment Party has no present intention of selling, granting any other participation in, or otherwise distributing the same, except in compliance with applicable securities Laws.
Section 5.8    Sophistication; Investigation. Such Commitment Party has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Unsubscribed Units and any Common Units issued to such Commitment Party in satisfaction of the Commitment Premium. Such Commitment Party is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act. Such Commitment Party understands and is able to bear any economic risks associated with such investment (including the necessity of holding such units for an indefinite period of time). Except for the representations and warranties expressly set forth in this Agreement or any other Transaction Agreement, such Commitment Party has independently evaluated the merits and risks of its decision to enter into this Agreement and disclaims reliance on any representations or warranties, either express or implied, by or on behalf of any of the Debtors.
Section 5.9    No Broker’s Fees. Such Commitment Party is not a party to any Contract with any Person (other than the Transaction Agreements and any Contract giving rise to the Expense Reimbursement hereunder) that would give rise to a valid claim against any of the Debtors for a brokerage commission, finder’s fee or like payment in connection with the Transactions, the sale of the Unsubscribed Units or the sale of the 4(a)(2) Backstop Commitment Units.
Section 5.10    Sufficient Funds. Such Commitment Party has sufficient assets and the financial capacity to perform all of its obligations under this Agreement, including the ability to fully exercise all Subscription Rights that are issued to it pursuant to the Rights Offering, fund such Commitment Party’s Commitments.
ARTICLE VI

ADDITIONAL COVENANTS
Section 6.1    Orders Generally. The Company shall support and make commercially reasonable efforts, consistent with the Restructuring Support Agreement and the Plan, to (a) obtain the entry of the BCA Approval Order, the Plan Solicitation Order, the Confirmation Order, and any DIP Orders supported by the Requisite Commitment Parties, and (b) cause the BCA Approval Order, the Plan Solicitation Order, the Confirmation Order, and any DIP Orders supported by the Requisite Commitment Parties to become Final Orders (and request that such Orders become effective immediately upon entry by the Bankruptcy Court pursuant to a waiver of Rules 3020 and 6004(h) of the Bankruptcy Rules, as applicable), in each case, as soon as reasonably practicable, consistent with the Bankruptcy Code, the Bankruptcy Rules, and the Restructuring Support Agreement, following the filing of the respective motion seeking entry of such Orders. The Company shall comply with Section 3 of the Restructuring Support Agreement with respect to providing each of the Commitment Parties and its counsel copies of the proposed motions seeking entry of the BCA Approval Order, the Plan Solicitation Order, the Confirmation Order, and the DIP Orders (together with the proposed Plan Solicitation Order, the proposed BCA Approval Order and the DIP Orders), and the BCA Approval Order, the Plan Solicitation Order, the Confirmation Order and the DIP Orders must be consistent with the Restructuring Term Sheet and this Agreement and otherwise in form and substance reasonably satisfactory to the Requisite Commitment Parties and satisfactory to the Company. Any amendments, modifications, changes, or supplements to the BCA Approval Order, Plan Solicitation Order, Confirmation Order, and DIP Orders, and any of the motions seeking entry of such Orders, shall be consistent with Restructuring Term Sheet and this Agreement and otherwise in form and substance reasonably satisfactory to the Requisite Commitment Parties and satisfactory to the Company; provided, that notwithstanding the foregoing, it shall not be a breach of this Section 6.1 for the Debtors to have proposed or supported entry of an Interim DIP Order, prior to May 1, 2017, that was not supported by the Requisite Commitment Parties.
Section 6.2    Confirmation Order; Plan and Disclosure Statement. The Debtors shall use their commercially reasonable efforts to obtain entry of the Confirmation Order. The Company shall provide to each of the Commitment Parties and its counsel a copy of the proposed Plan and the Disclosure Statement and any proposed amendment, modification, supplement or change to the Plan or the Disclosure Statement, and a reasonable opportunity to review and comment on such documents (and in no event less than 48 hours prior to filing the Plan and/or the Disclosure Statement, as applicable, with the Bankruptcy

Court), and each such amendment, modification, supplement or change to the Plan or the Disclosure Statement must be consistent with the Restructuring Term Sheet and this Agreement and otherwise in form and substance reasonably satisfactory to each of the Requisite Commitment Parties and satisfactory to the Company. The Company shall provide to each of the Commitment Parties and its counsel a copy of the proposed Confirmation Order (together with copies of any briefs, pleadings and motions related thereto), and a reasonable opportunity to review and comment on such Order, briefs, pleadings and motions prior to such Order, briefs, pleadings and motions being filed with the Bankruptcy Court (and in no event less than 48 hours prior to a filing of such Order, briefs, pleadings or motions with the Bankruptcy Court), and such Order, briefs, pleadings and motions must be consistent with the Restructuring Term Sheet and this Agreement and otherwise in form and substance reasonably satisfactory to each of the Requisite Commitment Parties and satisfactory to the Company.
Section 6.3    Conduct of Business. Except as expressly set forth in this Agreement, the Restructuring Support Agreement, the Plan or with the prior written consent of Requisite Commitment Parties (requests for which, including related information, shall be directed to the counsel and financial advisors to the Commitment Parties), during the period from the date of this Agreement to the earlier of the Closing Date and the date on which this Agreement is terminated in accordance with its terms (the “Pre-Closing Period”), (a) the Company shall, and shall cause each of the other Debtors to, carry on its business in the ordinary course and use its commercially reasonable efforts to: (i) preserve intact its business, (ii) preserve its material relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with any of the Debtors in connection with their business, (iii) keep available the services of its officers and employees and (iv) file Company SEC Documents within the time periods required under the Exchange Act, in each case in accordance with ordinary course practices, and (b) each of the Debtors shall not enter into any transaction that is material to the Debtors’ business other than (A) transactions in the ordinary course of business in a manner consistent with prior business practices of the Debtors, (B) other transactions after prior notice to the Commitment Parties to implement tax planning which transactions are not reasonably expected to materially adversely affect any Commitment Party and (C) transactions expressly contemplated by the Transaction Agreements.
For the avoidance of doubt, the following shall be deemed to occur outside of the ordinary course of business of the Debtors and shall require the prior written consent of the Requisite Commitment Parties unless the same would otherwise be permissible under the Restructuring Support Agreement, the Plan or this Agreement (including the preceding clause (B) or (C)): (1) entry into, or any amendment, modification, termination, waiver, supplement, restatement or other change to, any Material Contract or any assumption of any Material Contract in connection with the Chapter 11 Cases (other than any Material Contracts that are otherwise addressed by clause (4) below), (2) entry into, or any amendment, modification, waiver, supplement or other change to, any employment agreement to which any of the Debtors is a party or any assumption of any such employment agreement in connection with the Chapter 11 Cases, (3) any (x) termination by any of the Debtors without cause or (y) reduction in title or responsibilities, in each case, of the individuals who are as of the date of this Agreement the Chief Executive Officer, the Chief Financial Officer or the Executive Vice President of Operations of the Company, (4) the adoption or amendment of any management or employee incentive or equity plan by any of the Debtors except for the EIP in accordance with the Restructuring Term Sheet and in a manner consistent with the process set forth in the definitive forms and (5) make, or cause to be made, any payment with respect to any amounts owed under the RBL Credit Agreement. Except as otherwise provided in this Agreement, nothing in this Agreement shall give the Commitment Parties, directly or indirectly, any right to control or direct the operations of the Debtors. Prior to the Closing Date, the Debtors shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of the business of the Debtors.
Section 6.4    Access to Information; Confidentiality.
(a)    Subject to applicable Law and Section 6.4(b), upon reasonable notice during the Pre-Closing Period, the Debtors shall afford the Commitment Parties and their Representatives upon request reasonable access, during normal business hours and without unreasonable disruption or interference with the Debtors’ business or operations, to the Debtors’ employees, properties, books, Contracts and records and, during the Pre-Closing Period, the Debtors shall furnish promptly to such parties all reasonable information concerning the Debtors’ business, properties and personnel as may reasonably be requested by any such party, provided that the foregoing shall not require the Company (i) to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company, would cause any of the Debtors to violate any of their respective obligations with respect to confidentiality to a third party if the Company shall have used its commercially reasonable efforts to obtain, but failed to obtain, the consent of such third party to such inspection or disclosure, (ii) to disclose any legally privileged information of any of the Debtors or (iii) to violate any applicable Laws or Orders. All requests for information and access made in accordance with this Section 6.4 shall be directed to an executive officer of the Company or such Person as may be designated by the Company’s executive officers.
(b)    From and after the date hereof until the date that is one (1) year after the expiration of the Pre-Closing Period, each Commitment Party shall, and shall cause its Representatives to, (i) keep confidential and not provide or disclose to any Person any documents or information received or otherwise obtained by such Commitment Party or its Representatives pursuant to Section 6.4(a), Section 6.5 or in connection with a request for approval pursuant to Section 6.3 (except that provision or disclosure may be made to any Affiliate or Representative of such Commitment Party who needs to know such information for purposes of this Agreement or the other Transaction Agreements and who agrees to observe the terms of this Section 6.4(b) (and such Commitment Party will remain liable for any breach of such terms by any such Affiliate or Representative)), and (ii) not use such documents or information for any purpose other than in connection with this Agreement or the other Transaction Agreements or the transactions contemplated hereby or thereby. Notwithstanding the foregoing, the immediately preceding sentence shall not apply in respect of documents or information that (A) is now or subsequently becomes generally available to the public through no violation of this Section 6.4(b), (B) becomes available to a Commitment Party or its Representatives on a non‑confidential basis from a source other than any of the Debtors or any of their respective Representatives, (C) becomes available to a Commitment Party or its Representatives through document production or discovery in connection with the Chapter 11 Cases or other judicial or administrative process, but subject to any confidentiality restrictions imposed by the Chapter 11 Cases or other such process, or (D) such Commitment Party or any Representative thereof is required to disclose pursuant to judicial or administrative process or pursuant to applicable Law or applicable securities exchange rules; provided, that, such Commitment Party or such Representative shall provide the Company with prompt written notice of such legal compulsion and cooperate with the Company to obtain a protective Order or similar remedy to cause such information or documents not to be disclosed, including interposing all available objections thereto, at the Company’s sole cost and expense; provided, further, that, in the event that such protective Order or other similar remedy is not obtained, the disclosing party shall furnish only that portion of such information or documents that is legally required to be disclosed and shall exercise its commercially reasonable efforts (at the Company’s sole cost and expense) to obtain assurance that confidential treatment will be accorded such disclosed information or documents.
Section 6.5    Financial Information. During the Pre-Closing Period, the Company shall deliver to the counsel and financial advisors to each Commitment Party that so requests, all statements and reports the Company is required to deliver to the RBL Agent pursuant to Section 8.01(a) of the RBL Credit Agreement (as in effect on the date hereof) (the “Financial Reports”).  Neither any waiver by the parties to the RBL Credit Agreement of their right to receive the Financial Reports nor any amendment or termination of the RBL Credit Agreement shall affect the Company’s obligation to deliver the Financial Reports to the Commitment Parties in accordance with the terms of this Agreement.
Section 6.6    Commercially Reasonable Efforts.
(a)    Without in any way limiting any other respective obligation of the Company or any Commitment Party in this Agreement, each Party shall use (and the Company shall cause the other Debtors to use) commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement and the Plan, including using commercially reasonable efforts in:
(i)    timely preparing and filing all documentation reasonably necessary to effect all necessary notices, reports and other filings of such Person and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party or Governmental Entity;
(ii)    cooperating with the defense of any Legal Proceedings in any way challenging (A) this Agreement, the Plan, the Registration Rights Agreement or any other Transaction Agreement, (B) the BCA Approval Order, the Plan Solicitation Order, the Confirmation Order or the DIP Orders or (C) the consummation of the transactions contemplated hereby and thereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reversed; and

(iii)    working together in good faith to finalize the Company Organizational Documents, Transaction Agreements, the Registration Rights Agreement and all other documents relating thereto for timely inclusion in the Plan and filing with the Bankruptcy Court.
(b)    Subject to applicable Laws or applicable rules relating to the exchange of information, and in accordance with the Restructuring Support Agreement, the Commitment Parties and the Company shall have the right to review in advance, and to the extent practicable each will consult with the other on all of the information relating to Commitment Parties or the Company, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or Governmental Entity in connection with the transactions contemplated by this Agreement or the Plan; provided, however, that the Commitment Parties are not required to provide for review in advance declarations or other evidence submitted in connection with any filing with the Bankruptcy Court. In exercising the foregoing rights, the Parties shall act as reasonably and as promptly as practicable.
(c)    Nothing contained in this Section 6.6 shall limit the ability of any Commitment Party to consult with the Debtors, to appear and be heard, or to file objections, concerning any matter arising in the Chapter 11 Cases to the extent not inconsistent with the Restructuring Support Agreement.
Section 6.7    Registration Rights Agreement; Company Organizational Documents.
(a)    The Plan will provide that from and after the Effective Date each Commitment Party shall be entitled to registration rights that are customary for a transaction of this nature, pursuant to a registration rights agreement to be entered into as of the Effective Date, which agreement shall be in form and substance consistent with the terms set forth in the Restructuring Term Sheet and this Agreement and otherwise reasonably acceptable to the Requisite Commitment Parties and the Company (the “Registration Rights Agreement”). A form of the Registration Rights Agreement shall be filed with the Bankruptcy Court as part of the Plan Supplement or an amendment thereto.
(b)    The Plan will provide that on the Effective Date, the Company Organizational Documents will be duly authorized, approved, adopted and in full force and effect. Forms of the Company Organizational Documents shall be filed with the Bankruptcy Court as part of the Plan Supplement or an amendment thereto.
Section 6.8    Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the offer and sale of the Accredited Investor Rights Offering Units and the offer and sale of the Unsubscribed Units and 4(a)(2) Backstop Commitment Units to the Commitment Parties pursuant to this Agreement under applicable securities and “Blue Sky” Laws of the states of the United States (or to obtain an exemption from such qualification) and any applicable foreign jurisdictions, and shall provide evidence of any such action so taken to the Commitment Parties on or prior to the Closing Date. The

Company shall timely make all filings and reports relating to the offer and sale of the Accredited Investor Rights Offering Units, Unsubscribed Units and 4(a)(2) Backstop Commitment Units issued hereunder required under applicable securities and “Blue Sky” Laws of the states of the United States following the Closing Date. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.8.
Section 6.9    DTC Eligibility. Unless otherwise requested by the Requisite Commitment Parties, the Company shall use commercially reasonable efforts to promptly make, when applicable from time to time after the Closing, all Common Units eligible for deposit with The Depository Trust Company.
Section 6.10    Use of Proceeds. The Debtors will apply the proceeds from the exercise of the Subscription Rights, the sale of the Unsubscribed Units and the sale of 4(a)(2) Backstop Commitment Units for the purposes identified in the Disclosure Statement and the Plan.
Section 6.11    Unit Legend. Each certificate evidencing Accredited Investor Rights Offering Units, Unsubscribed Units and 4(a)(2) Backstop Commitment Units issued hereunder shall be stamped or otherwise imprinted with a legend (the “Legend”) in substantially the following form:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON [DATE OF ISSUANCE], HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER.”
In the event that any such Accredited Investor Rights Offering Units, Unsubscribed Units or 4(a)(2) Backstop Commitment Units are uncertificated, such Accredited Investor Rights Offering Units, Unsubscribed Units and 4(a)(2) Backstop Commitment Units shall be subject to a restrictive notation substantially similar to the Legend in the unit ledger or other appropriate records maintained by the Company or agent and the term “Legend” shall include such restrictive notation. The Company shall remove the Legend (or restrictive notation, as applicable) set forth above from the certificates evidencing any such units (or the unit register or other appropriate Company records, in the case of uncertified units), upon request, at any time after the restrictions described in such Legend cease to be applicable, including, as applicable, when such units may be sold under Rule 144 of the Securities Act. The Company may reasonably request such opinions, certificates or other evidence that such restrictions no longer apply as a condition to removing the Legend.
Section 6.12    Antitrust Approval.
(a)    Each Party agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to consummate and make effective the transactions contemplated by this Agreement, the Plan and the other Transaction Agreements, including (i) if applicable, filing, or causing to be filed, the Notification and Report

Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission and any filings (or, if required by any Antitrust Authority, any drafts thereof) under any other Antitrust Laws that are necessary to consummate and make effective the transactions contemplated by this Agreement as soon as reasonably practicable (and with respect to any filings required pursuant to the HSR Act, no later than fifteen (15) Business Days following the date hereof) and (ii) promptly furnishing any documents or information reasonably requested by any Antitrust Authority.
(b)    The Company and each Commitment Party subject to an obligation pursuant to the Antitrust Laws to notify any transaction contemplated by this Agreement, the Plan or the other Transaction Agreements that has notified the Company in writing of such obligation (each such Commitment Party, a “Filing Party”) agree to reasonably cooperate with each other as to the appropriate time of filing such notification and its content. The Company and each Filing Party shall, to the extent permitted by applicable Law: (i) promptly notify each other of, and if in writing, furnish each other with copies of (or, in the case of material oral communications, advise each other orally) of any material communications from or with an Antitrust Authority; (ii) not participate in any meeting with an Antitrust Authority unless it consults with each other Filing Party and the Company, as applicable, in advance and, to the extent permitted by the Antitrust Authority and applicable Law, give each other Filing Party and the Company, as applicable, a reasonable opportunity to attend and participate thereat; (iii) furnish each other Filing Party and the Company, as applicable, with copies of all material correspondence and communications between such Filing Party or the Company and the Antitrust Authority; (iv) furnish each other Filing Party with such necessary information and reasonable assistance as may be reasonably necessary in connection with the preparation of necessary filings or submission of information to the Antitrust Authority; and (v) not withdraw its filing, if any, under the HSR Act without the prior written consent of the Requisite Commitment Parties and the Company.
(c)    Should a Filing Party be subject to an obligation under the Antitrust Laws to jointly notify with one or more other Filing Parties (each, a “Joint Filing Party”) any transaction contemplated by this Agreement, the Plan or the other Transaction Agreements, such Joint Filing Party shall promptly notify each other Joint Filing Party of, and if in writing, furnish each other Joint Filing Party with copies of (or, in the case of material oral communications, advise each other Joint Filing Party orally of) any communications from or with an Antitrust Authority.
(d)    The Company and each Filing Party shall use their commercially reasonable efforts to obtain all authorizations, approvals, consents, or clearances under any applicable Antitrust Laws or to cause the termination or expiration of all applicable waiting periods under any Antitrust Laws in connection with the transactions contemplated by this Agreement at the earliest possible date after the date of filing. The communications contemplated by this Section 6.12 may be made by the Company or a Filing Party on an outside counsel-only basis or subject to other agreed upon confidentiality safeguards. The obligations in this Section 6.12 shall not apply to filings, correspondence, communications or meetings with Antitrust Authorities unrelated to the transactions contemplated by this Agreement, the Plan or the other Transaction Agreements.

Section 6.13    Alternative Transactions. The Company and the other Debtors shall not, without the prior written consent of the Requisite Commitment Parties, directly or indirectly: (i) seek, solicit, or support any Alternative Transaction, and (ii) cause or allow any of their affiliates or any of their respective Representatives to solicit any agreements (or continue any existing solicitation) relating to an Alternative Transaction; provided that the sale of the assets related to Glasscock County Texas shall not constitute an Alternative Transaction; provided, further, however, that the Debtors shall provide prior written notice to the Commitment Parties, Milbank and PJT Partners LP promptly, but in no event less than five (5) Business Days prior to, the closing of sale of any and all material assets, including the assets related to Glasscock County Texas, which notice shall include a reasonably detailed description of the asset(s) or parcels of real property sold, including the net acreage thereof. Notwithstanding anything to the contrary in this Section 6.13, the Company’s and the other Debtor’s boards of directors’ shall comply with Section 6(c) of the Restructuring Support Agreement and any action taken in compliance with Section 6(c) of the Restructuring Support Agreement will not be a breach of this Section 6.13.
Section 6.14    Hedging Arrangements. In accordance with the Restructuring Support Agreement, the Debtors shall file a motion seeking to implement a comprehensive hedging program with one or more RBL Lenders (or affiliates of RBL Lenders) that is reasonably acceptable to the Requisite Commitment Parties (an “Acceptable Hedging Program”) as promptly as practicable, but in no event later than May 31, 2017, obtain an order (the "Hedging Order") granting authority to enter into the Acceptable Hedging Program by June 14, 2017 and then shall use commercially reasonable efforts to implement and maintain an Acceptable Hedging Program through the Closing Date.
Section 6.15    Reorganized Company.
(a)    The Requisite Commitment Parties have the right at any time prior to the Disclosure Statement hearing, to elect to require that as of the Effective Date, the Company be organized in a different corporate form or a Person other than the Company (a “New Parent”) serve as the parent entity of the Debtors and the issuer of equity interests in the Transactions (in each case, a “Company Restructuring”).
(b)    Unless otherwise determined by the Requisite Commitment Parties, the Debtors shall, and hereby agree to, use reasonably best efforts to cause the reorganized Company (A) to be registered under Section 12 of the Exchange Act on the Effective Date or as promptly as practicable thereafter and/or (B) to be qualified for quotation and have its securities regularly traded (as defined by the Code) on the OTC Bulletin Board (or other available over the counter market) or listed on a national securities exchange, as determined by the Requisite Commitment Parties.
(c)    If the Requisite Commitment Parties determine to cause a Company Restructuring, then this Agreement shall be amended as necessary to reflect such determination, and the Company shall use its reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable in order to effectuate the Company Restructuring, including, if applicable, causing the New Parent to enter into and become a party to this Agreement and become fully bound by the agreements and obligations of the Company hereunder and make the representations and warranties made by the Company hereunder.
Section 6.16    Withdrawal of Commitment Party. In the event there is any waiver or extension of the Outside Date beyond the End Date pursuant to Section 9.2(a), then any Commitment Party that did not consent to such amendment (each, a “Non-Consenting Commitment Party”) may elect, within seven (7) days of such change, to withdraw as a Commitment Party by delivering written notice to the Company and Milbank of such election. Upon such election, (i) the Senior Commitment Parties (other than the Non-Consenting Commitment Parties) shall automatically assume the Commitments of the Non-Consenting Commitment Party on a pro rata basis according to such Senior Commitment Parties’ Commitment Percentages (relative to the aggregate Commitments provided by the Senior Commitment Parties (other than the Non-Consenting Commitment Parties)) at the time of the election by the Non-Consenting Commitment Party to withdraw (ii) the Exit Term Loan Commitment Parties (other than the Non-Consenting Commitment Parties that are Exit Term Loan Commitment Parties) shall automatically assume the Exit Term Loan Backstop Commitment of any Non-Consenting Commitment Party that is an Exit Term Loan Commitment Party on a pro rata basis according to such Exit Term Loan Commitment Party’s Exit Term Loan Backstop Commitment (relative to the aggregate Exit Term Loan Backstop Commitments provided by the Exit Term Loan Commitment Parties (other than the Non-Consenting Commitment Parties that is an Exit Term Loan Commitment Party)) at the time of the election by the Non-Consenting Commitment Party to withdraw and (iii) the Non-Consenting Commitment Parties shall automatically cease to be a party to this Agreement and the Restructuring Support Agreement and will no longer have any rights as a Commitment Party (and, for the avoidance of doubt, the Non-Consenting Commitment Parties shall not be entitled to receive any portion of the Commitment Premium). Any Commitments assumed by a Senior Commitment Party in accordance with this Section 6.16 shall be included, among other things, in the determination of (x) the Commitment Percentage of such Commitment Party for purposes of Section 2.3(e), Section 2.4(b), Section 3.1 and Section 3.2 and (y) the Rights Offering Backstop Commitment of such party for purposes of the definition of Requisite Commitment Parties.
Section 6.17    Equity Investment Defaults. In the event that all of the Common Units being issued in connection with the 2L Investment are not purchased by the 2L Investors (such Common Units, the “2L Available Units”) in accordance with the terms of the Equity Commitment Agreement (a “2L Undersubscription”), the Company and the Commitment Parties hereby agree that upon the occurrence of a 2L Undersubscription, the Commitment Parties and their respective Affiliated Funds, shall, within five (5) Business Days after receipt of written notice from the Company to all Commitment Parties of such 2L Undersubscription, which notice shall be given promptly following the occurrence of such 2L Undersubscription and to all Commitment Parties concurrently, make arrangements for the Commitment Parties and their respective Affiliated Funds to purchase all of the 2L Available Units based upon their relative applicable Commitment Percentages.

Section 6.18    Continued Volcker Compliance. None of the Debtors nor their respective “Affiliates” (as defined in Section 2(k) of the BHC Act) shall: (a) take any action to acquire or retain an ownership interest in or to sponsor, or fail to take any action necessary to prevent themselves from acquiring or retaining an ownership interest in or sponsoring, a Covered Fund for purposes the Volcker Rule, (b) engage in proprietary trading as defined in the Volcker Rule, (c) provide a line of credit, guarantee or other form of credit support or backstop in favor of a Covered Fund, or (d) provide services in favor of a Covered Fund, except, in each case, as otherwise permitted under an exemption or exclusion from the Volcker Rule.
Section 6.19    Reserve Information. During the Pre-Closing Period, the Debtors shall promptly deliver, and in no event more than five (5) Business Days following completion and/or circulation thereof, to the counsel and financial advisors to Commitment Parties, true, correct and complete copies of all updated information concerning the Debtors’ wells and oil and gas property prepared by the Debtors for their internal purposes, external uses or otherwise.
ARTICLE VII

CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
Section 7.1    Conditions to the Obligations of the Commitment Parties. The obligations of each Commitment Party to consummate the transactions contemplated hereby shall be subject to (unless waived in accordance with Section 7.2) the satisfaction of the following conditions prior to or at the Closing:
(a)    BCA Approval Order. The Bankruptcy Court shall have entered the BCA Approval Order consistent with the Restructuring Term Sheet and this Agreement and otherwise in form and substance reasonably acceptable to the Requisite Commitment Parties, and such Order shall be a Final Order.
(b)    Plan Solicitation Order. The Bankruptcy Court shall have entered the Plan Solicitation Order consistent with the Restructuring Term Sheet and this Agreement and otherwise in form and substance reasonably acceptable to the Requisite Commitment Parties, and such Order shall be a Final Order.
(c)    Confirmation Order. The Bankruptcy Court shall have entered the Confirmation Order consistent with the Restructuring Term Sheet and this Agreement and otherwise in form and substance reasonably acceptable to the Requisite Commitment Parties, and such Order shall be a Final Order.
(d)    Plan. The Company and all of the other Debtors shall have complied, in all material respects, with the terms of the Plan (as amended or supplemented from time to time) that are to be performed by the Company and the other Debtors on or prior to the Effective Date and the conditions to the occurrence of the Effective Date (other than any conditions relating to occurrence of the Closing) set forth in the Plan shall have been satisfied or waived in accordance with the terms of the Plan.
(e)    Transactions. The Transactions shall have been conducted, in all material respects, in accordance with the Plan Solicitation Order, the Rights Offering Procedures and this Agreement, as applicable.
(f)    Effective Date. The Effective Date shall have occurred, or shall be deemed to have occurred concurrently with the Closing, as applicable, in accordance with the terms and conditions in the Plan and in the Confirmation Order.
(g)    Registration Rights Agreement; Company Organizational Documents.
(i)    The Registration Rights Agreement shall have been executed and delivered by the Company, shall otherwise have become effective with respect to the Commitment Parties and the other parties thereto, and shall be in full force and effect.
(ii)    The Company Organizational Documents shall have been duly approved and adopted and shall be in full force and effect.
(h)    Expense Reimbursement. The Debtors shall have paid all Expense Reimbursements accrued through the Closing Date pursuant to Section 3.3; provided, that invoices for such Expense Reimbursement must have been received by the Debtors at least three (3) Business Days prior to the Closing Date in order to be required to be paid on the Closing Date.
(i)    Antitrust Approvals. All waiting periods imposed by any Governmental Entity or Antitrust Authority in connection with the transactions contemplated by this Agreement shall have terminated or expired and all authorizations, approvals, consents or clearances under the Antitrust Laws or otherwise required by a Governmental Entity in connection with the transactions contemplated by this Agreement shall have been obtained.
(j)    No Legal Impediment to Issuance. No Law or Order shall have become effective or been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Plan or the transactions contemplated by this Agreement;
(k)    Representations and Warranties.
(i)    The representations and warranties of the Debtors contained in Sections 4.11 (Absence of Certain Changes) and 4.29 (Investment Company Act) shall be true and correct in all respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date).
(ii)    The representations and warranties of the Debtors contained in Sections 4.1 (Organization and Qualification), 4.2 (Corporate Power and Authority),

4.3 (Execution and Delivery; Enforceability), 4.4 (Authorized and Issued Equity Interests), 4.5 (Issuance), 4.6(b) (No Conflict), 4.25 (No Unlawful Payments), 4.26 (Compliance with Money Laundering and Sections Laws), 4.27 (Reserve Report) and 4.28 (No Broker’s Fees) shall be true and correct in all material respects on and as of the Closing Date after giving effect to the Plan (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects only as of the specified date).
(iii)    The representations and warranties of the Debtors contained in this Agreement other than those referred to in clauses (i) and (ii) above shall be true and correct (disregarding all materiality or Material Adverse Effect qualifiers) on and as of the Closing Date after giving effect to the Plan with the same effect as if made on and as of the Closing Date after giving effect to the Plan (except for such representations and warranties made as of a specified date, which shall be true and correct only as of the specified date), except where the failure to be so true and correct does not constitute, individually or in the aggregate, a Material Adverse Effect.
(l)    Covenants. The Debtors shall have performed and complied, in all material respects, with all of their respective covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Closing Date.
(m)    Material Adverse Effect. Since the date of this Agreement, there shall not have occurred, and there shall not exist, any Event that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.
(n)    Officer’s Certificate. The Commitment Parties shall have received on and as of the Closing Date a certificate of the chief executive officer or chief financial officer of the Company confirming that the conditions set forth in Sections 7.1(k) (Representations and Warranties), (l) (Covenants) and (m) (Material Adverse Effect) have been satisfied.
(o)    Funding Notice. The Noteholders shall have received the Funding Notice in accordance with the terms of Section 2.4.
(p)    Exit RBL Facility. The Exit RBL Facility shall, as provided in the Restructuring Support Agreement, have become effective, and upon emergence the reorganized Debtors shall have an aggregate of $100,000,000 of cash on hand and undrawn capacity under the Exit RBL Facility.
(q)    Key Contracts. The assumption or rejection (in each case, pursuant to section 365 of the Bankruptcy Code) and/or amendment of the Contracts described in Section 1.1 of the Company Disclosure Schedules as of the Closing Date and the liabilities of the Company after the Closing with respect to such Contracts shall, in the aggregate, be reasonably satisfactory to the Requisite Commitment Parties.

(r)    Restructuring Support Agreement. The Restructuring Support Agreement remains in full force and effect in accordance with its terms and shall not have been terminated as to the Debtors or the Consenting Senior Note Holders.
(s)    DIP Orders. The Debtors shall not, after May 23, 2017, have proposed or supported entry of any DIP Order that is not in form and substance reasonably satisfactory to the Requisite Commitment Parties.
(t)    Acceptable Hedging Program. The Hedging Order shall be in full force and effect, the Debtors shall have used commercially reasonable efforts to implement an Acceptable Hedging Program, and the reorganized Debtors shall be able to maintain a similar program following the Effective Date under the terms of the Exit RBL Facility, Exit Term Loans, and any other financing arrangements entered into by the Debtors on the Effective Date.
(u)    Glasscock County Assets. The Debtors shall have received net proceeds of no less than $75 million from the sale of their assets in Glasscock County, Texas, and such proceeds shall be available to pay RBL Facility Claims (as defined in the Restructuring Support Agreement).
Section 7.2    Waiver of Conditions to Obligations of Commitment Parties. All or any of the conditions set forth in Section 7.1 may only be waived in whole or in part with respect to all Commitment Parties by a written instrument executed by the Requisite Commitment Parties in their sole discretion and if so waived, all Commitment Parties shall be bound by such waiver; provided, however, that the conditions set forth in subsections (c) (Confirmation Order), (f) (Effective Date), (i) (Antitrust Approvals), (j) (No Legal Impediment) and (l) (Covenants) of Section 7.1 shall not be subject to waiver except by a written instrument executed by all Commitment Parties.
Section 7.3    Conditions to the Obligations of the Debtors. The obligations of the Debtors to consummate the transactions contemplated hereby with the Commitment Parties is subject to (unless waived by the Company) the satisfaction of each of the following conditions:
(a)    BCA Approval Order. The Bankruptcy Court shall have entered the BCA Approval Order and such Order shall be a Final Order.
(b)    Plan Solicitation Order. The Bankruptcy Court shall have entered the Plan Solicitation Order, and such Order shall be a Final Order.
(c)    Confirmation Order. The Bankruptcy Court shall have entered the Confirmation Order, and such Order shall be a Final Order.
(d)    Effective Date. The Effective Date shall have occurred, or shall be deemed to have occurred concurrently with the Closing, as applicable, in accordance with the terms and conditions in the Plan and in the Confirmation Order.

(e)    Antitrust Approvals. All waiting periods imposed by any Governmental Entity or Antitrust Authority in connection with the transactions contemplated by this Agreement shall have terminated or expired and all authorizations, approvals, consents or clearances under the Antitrust Laws or otherwise required by any Governmental Entity in connection with the transactions contemplated by this Agreement shall have been obtained.
(f)    No Legal Impediment to Issuance. No Law or Order shall have become effective or been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Plan or the transactions contemplated by this Agreement.
(g)    Representations and Warranties.
(i)    The representations and warranties of the Commitment Parties contained in this Agreement that are qualified by “materiality” or “material adverse effect” or words or similar import shall be true and correct in all respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all respects only as of the specified date).
(ii)    The representations and warranties of the Commitment Parties contained in this Agreement that are not qualified by “materiality” or “material adverse effect” or words or similar import shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date (except for such representations and warranties made as of a specified date, which shall be true and correct in all material respects only as of the specified date).
(h)    Covenants. The Commitment Parties shall have performed and complied, in all material respects, with all of their covenants and agreements contained in this Agreement and in any other document delivered pursuant to this Agreement.
(i)    Exit RBL Facility. The Exit RBL Facility, as provided in the Restructuring Support Agreement, shall have become effective.
(j)    Restructuring Support Agreement. The Restructuring Support Agreement remains in full force and effect in accordance with its terms and shall not have been terminated as to the Debtors or the Consenting Senior Note Holders.
ARTICLE VIII

INDEMNIFICATION AND CONTRIBUTION
Section 8.1    Indemnification Obligations. Following the entry of the BCA Approval Order, the Company and the other Debtors (the “Indemnifying Parties” and each, an “Indemnifying Party”) shall, jointly and severally, indemnify and hold harmless each Commitment Party and its Affiliates, equity holders, members, partners, general partners, managers and its and their respective Representatives and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and costs and expenses (other than Taxes of the Commitment Parties except to the extent otherwise provided for in this Agreement) arising out of a claim asserted by a third-party (collectively, “Losses”) that any such Indemnified Person may incur or to which any such Indemnified Person may become subject arising out of or in connection with this Agreement, the Plan and the transactions contemplated hereby and thereby, including the Rights Offering Backstop Commitment, the Rights Offering, the 4(a)(2) Backstop Commitment, the 4(a)(2) Backstop Commitment Investment, the payment of the Commitment Premium or the use of the proceeds of the Transactions, or any claim, challenge, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, whether or not such proceedings are brought by the Company, the other Debtors, their respective equity holders, Affiliates, creditors or any other Person, and reimburse each Indemnified Person upon demand for reasonable documented (with such documentation subject to redaction to preserve attorney client and work product privileges) legal or other third-party expenses incurred in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to any of the foregoing (including in connection with the enforcement of the indemnification obligations set forth herein), irrespective of whether or not the transactions contemplated by this Agreement or the Plan are consummated or whether or not this Agreement is terminated; provided, that the foregoing indemnity will not, as to any Indemnified Person, apply to Losses (a) as to a Defaulting Commitment Party, its Related Parties or any Indemnified Person related thereto, caused by a Commitment Party Default by such Commitment Party, or (b) to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the bad faith, willful misconduct or gross negligence of such Indemnified Person.
Section 8.2    Indemnification Procedure. Promptly after receipt by an Indemnified Person of notice of the commencement of any claim, challenge, litigation, investigation or proceeding (an “Indemnified Claim”), such Indemnified Person will, if a claim is to be made hereunder against the Indemnifying Party in respect thereof, notify the Indemnifying Party in writing of the commencement thereof; provided, that (a) the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure and (b) the omission to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to such Indemnified Person otherwise than on account of this Article VIII. In case any such Indemnified Claims are brought against any Indemnified Person and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, at its election by providing written notice to such Indemnified Person, the Indemnifying Party will be entitled to assume the defense thereof, with counsel reasonably acceptable to such Indemnified Person; provided, that if the parties (including any impleaded parties) to any such Indemnified Claims include both such Indemnified Person and the Indemnifying Party and based on advice of such Indemnified Person’s counsel there are legal defenses available to such Indemnified Person that are different from or additional to those available to the Indemnifying Party, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Indemnified Claims. Upon receipt of notice from the Indemnifying Party to such Indemnified Person of its election to so assume the defense of such Indemnified Claims with counsel reasonably acceptable to the Indemnified Person, the Indemnifying Party shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof or participation therein (other than reasonable costs of investigation) unless (i) such Indemnified Person shall have employed separate counsel (in addition to any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel representing the Indemnified Persons who are parties to such Indemnified Claims (in addition to one local counsel in each jurisdiction in which local counsel is required)), (ii) the Indemnifying Party shall not have employed counsel reasonably acceptable to such Indemnified Person to represent such Indemnified Person within a reasonable time after the Indemnifying Party has received notice of commencement of the Indemnified Claims from, or delivered on behalf of, the Indemnified Person, (iii) after the Indemnifying Party assumes the defense of the Indemnified Claims, the Indemnified Person determines in good faith that the Indemnifying Party has failed or is failing to defend such claim and provides written notice of such determination and the basis for such determination, and such failure is not reasonably cured within ten (10) Business Days of receipt of such notice, or (iv) the Indemnifying Party shall have authorized in writing the employment of counsel for such Indemnified Person. Notwithstanding anything herein to the contrary, the Debtors shall have sole control over any Tax controversy or Tax audit relating to the Taxes of the Debtors and shall be permitted to settle any liability for Taxes of the Debtors; provided that the Debtors shall not settle any such liability without the prior written consent of the Requisite Commitment Parties (such consent not to be unreasonably withheld, conditioned or delayed).
Section 8.3    Settlement of Indemnified Claims. In connection with any Indemnified Claim for which an Indemnified Person is assuming the defense in accordance with this Article VIII, the Indemnifying Party shall not be liable for any settlement of any Indemnified Claims effected by such Indemnified Person without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed). If any settlement of any Indemnified Claims is consummated with the written consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such Indemnified Claims, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment to the extent such Losses are otherwise subject to indemnification by the Indemnifying Party hereunder in accordance with, and subject to the limitations of, this Article VIII. The Indemnifying Party shall not, without the prior written consent of an Indemnified Person (which consent shall be granted or withheld, conditioned or delayed in the Indemnified Person’s sole discretion), effect any settlement of any pending or threatened Indemnified Claims in respect of which indemnity or contribution has been sought hereunder by such Indemnified Person unless (i) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such Indemnified Claims and (ii) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
Section 8.4    Contribution. If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless from Losses that are subject to indemnification pursuant to Section 8.1, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Person as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, but also the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Person, on the other hand, as well as any relevant equitable considerations. It is hereby agreed that the relative benefits to the Indemnifying Party, on the one hand, and all Indemnified Persons, on the other hand, shall be deemed to be in the same proportion as (a) the total value received or proposed to be received by the Company pursuant to the issuance and sale of the Unsubscribed Units in the Rights Offering or the sale of the 4(a)(2) Backstop Commitment Units in the 4(a)(2) Backstop Commitment Investment contemplated by this Agreement and the Plan bears to (b) the Commitment Premium paid or proposed to be paid to the Commitment Parties. The Indemnifying Parties also agree that no Indemnified Person shall have any liability based on their comparative or contributory negligence or otherwise to the Indemnifying Parties, any Person asserting claims on behalf of or in right of any of the Indemnifying Parties, or any other Person in connection with an Indemnified Claim.
Section 8.5    Treatment of Indemnification Payments. All amounts paid by an Indemnifying Party to an Indemnified Person under this Article VIII shall, to the extent permitted by applicable Law, be treated as adjustments to the Per Unit Purchase Price for all Tax purposes. The provisions of this Article VIII are an integral part of the transactions contemplated by this Agreement and without these provisions the Commitment Parties would not have entered into this Agreement. The BCA Approval Order shall provide that the obligations of the Company under this Article VIII shall constitute allowed administrative expenses of the Debtors’ estate under sections 503(b) and 507 of the Bankruptcy Code and are payable without further Order of the Bankruptcy Court, and that the Company may comply with the requirements of this Article VIII without further Order of the Bankruptcy Court.
Section 8.6    No Survival. All representations, warranties, covenants and agreements made in this Agreement shall not survive the Closing Date except for covenants and agreements that by their terms are to be satisfied after the Closing Date, which covenants and agreements shall survive until satisfied in accordance with their terms.
ARTICLE IX

TERMINATION
Section 9.1    Consensual Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by mutual written consent of the Company and the Requisite Commitment Parties.
Section 9.2    Automatic Termination. Notwithstanding anything to the contrary in this Agreement, unless and until there is an unstayed Order of the Bankruptcy Court providing that the giving of notice under and/or termination of this Agreement in accordance with its terms is not prohibited by the automatic stay imposed by section 362 of the Bankruptcy Code, and except as otherwise provided in this Section 9.2, at which point this Agreement may be terminated by the Requisite Commitment Parties upon written notice to the Company upon the occurrence of any of the following Events, this Agreement shall terminate automatically without any further action or notice by any Party at 5:00 p.m., New York City time on the fifth Business Day following the occurrence of any of the following Events; provided that, the Requisite Commitment Parties may waive such termination or extend any applicable dates in accordance with Section 10.7:
(a)    the Closing Date has not occurred by 11:59 p.m., New York City time on July 6, 2017 (as it may be extended pursuant to this Section 9.2(a) or Section 2.3, the “Outside Date”), unless prior thereto the Effective Date occurs and each of the Transactions have been consummated; provided, that the Outside Date may be waived or extended with the prior written approval of the Requisite Commitment Parties; provided, further, that if any Commitment Party does not consent to a waiver or extension of the Outside Date beyond 5:00 p.m., New York City time on February 24, 2018 the (“End Date”) within seven (7) days of a written request being made either by the Company or by any other Commitment Party for such a waiver or extension (which request was made no later than the date seven (7) days prior to the Outside Date and has not been withdrawn) and such waiver or extension is duly approved by the Requisite Commitment Parties, such Commitment Party shall be deemed a Non-Consenting Commitment Party who has elected to withdraw from its Commitments and Exit Term Loan Backstop Commitment, as applicable, pursuant to Section 6.16 (Withdrawal of Commitment Party) and shall no longer be a party to this Agreement or the Restructuring Support Agreement (and, for the avoidance of doubt, such Commitment Party shall not be entitled to receive any portion of the Commitment Premium);
(b)    the Restructuring Support Agreement is terminated as to the Debtors or the Consenting Senior Note Holders (as defined in the Restructuring Support Agreement) in accordance with its terms;
(c)    the Company or any of the other Debtors files any motion, application or adversary proceeding (or any of the Company, any of the other Debtors or other Restructuring Support Party supports any such motion, application, or adversary proceeding filed or commenced by any third party) (i) challenging the validity, enforceability, or priority of, or seeking avoidance or subordination of the Note Claims, or (ii) asserting any other cause of action against and/or with respect to or relating to such claims;
(d)    (i) the Company or the other Debtors shall have breached any representation, warranty, covenant or other agreement made by the Company or the other Debtors in this Agreement or any such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition set forth in Section 7.1(k) (Representations and Warranties), Section 7.1(l) (Covenants) or Section 7.1(m) (Material Adverse Effect) not to be satisfied, (ii) the Commitment Parties shall have delivered written notice of such breach or inaccuracy to the Company, (iii) such breach or inaccuracy is not cured by the Company or the other Debtors by the tenth (10th) Business Day after receipt of such notice, and (iv) as a result of such failure to cure, any condition set forth in Section 7.1(k) (Representations and Warranties), Section 7.1(l) (Covenants), or Section 7.1(m) (Material Adverse Effect) is not capable of being satisfied; provided, that, this Agreement shall not terminate automatically pursuant to this Section 9.2(d) if the Commitment Parties are then in willful or intentional breach of this Agreement;
(e)    any Law or final and non-appealable Order shall have been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Plan or the Transactions or the transactions contemplated by this Agreement or the other Transaction Agreements, in a way that cannot be remedied by the Debtors in a manner reasonably acceptable to the Requisite Commitment Parties;
(f)    (i) the Debtors have materially breached their obligations under Section 6.13 (Alternative Transactions); (ii) the Bankruptcy Court approves or authorizes an Alternative Transaction; or (iii) any of the Debtors enters into any Contract providing for the consummation of any Alternative Transaction or files any motion or application seeking authority to propose, join in or participate in the formation of, any actual or proposed Alternative Transaction;
(g)    the Company or any other Debtor (i)  amends or modifies, or files a pleading seeking authority to amend or modify, the Definitive Documentation in a manner that is materially inconsistent with this Agreement; (ii) suspends or revokes the Transaction Agreements; or (iii) publicly announces its intention to take any such action listed in sub-clauses (i) or (ii) of this subsection;
(h)    any of the BCA Approval Order, Plan Solicitation Order or Confirmation Order is terminated, reversed, stayed, dismissed, vacated, or reconsidered, or any such Order is modified or amended after entry without the prior written consent (not to be unreasonably withheld, conditioned or delayed) of the Requisite Commitment Parties in a manner that prevents or prohibits the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements in a way that cannot be remedied by the Debtors in a manner reasonably acceptable to the Requisite Commitment Parties;
(i)    any of the Orders approving the Exit RBL Facility, the Exit Term Loans, this Agreement, the Rights Offering Procedures, the Plan or the Disclosure Statement or the Confirmation Order are reversed, stayed, dismissed, vacated or reconsidered or modified or amended without the acquiescence or written consent (not to be unreasonably withheld, conditioned or delayed) of the Requisite Commitment Parties (and such action has not been reversed or vacated within thirty (30) calendar days after its issuance) in a manner that prevents or prohibits the consummation of the Restructuring Transactions contemplated in this Agreement or any of the Definitive Documents in a way that cannot be remedied by the Debtors subject to the reasonable satisfaction of the Requisite Commitment Parties; or

(j)    an acceleration of the obligations or termination of commitments under the DIP Facility.
Section 9.3    Termination by the Company.
This Agreement may be terminated by the Company upon written notice to each Commitment Party upon the occurrence of any of the following Events, subject to the rights of the Company to fully and conditionally waive, in writing, on a prospective or retroactive basis the occurrence of such Event:
(a)    any Law or final and non-appealable Order shall have been enacted, adopted or issued by any Governmental Entity that prohibits the implementation of the Plan or the Transactions or the transactions contemplated by this Agreement or the other Transaction Agreements in a way that cannot be remedied by the Debtors in a manner reasonably acceptable to the Requisite Commitment Parties;
(b)    subject to the right of the Commitment Parties to arrange a Commitment Party Replacement in accordance with Section 2.3(a) (which will be deemed to cure any breach by the replaced Commitment Party pursuant to this subsection (b)), (i) any Commitment Party shall have breached any representation, warranty, covenant or other agreement made by such Commitment Party in this Agreement or any such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition set forth in Section 7.3(g) (Representations and Warranties) or Section 7.3(h) (Covenants) not to be satisfied, (ii) the Company shall have delivered written notice of such breach or inaccuracy to such Commitment Party, (iii) such breach or inaccuracy is not cured by such Commitment Party by the tenth (10th) Business Day after receipt of such notice, and (iv) as a result of such failure to cure, any condition set forth in Section 7.3(g) (Representations and Warranties) or Section 7.3(h) (Covenants) is not capable of being satisfied; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.3(b) if it is then in willful or intentional breach of this Agreement;
(c)    the Debtors determine, after receiving advice from counsel, that proceeding with the Restructuring Transactions (including, without limitation, the Plan or solicitation of the Plan) would be inconsistent with the exercise of the fiduciary duties of the board of directors or analogous governing body of the Debtors; provided, that, concurrently with such termination, the Company pays the Commitment Premium pursuant to Section 9.4(b)(ii).
(d)    the BCA Approval Order, Plan Solicitation Order, or Confirmation Order is terminated, reversed, stayed, dismissed, vacated, or reconsidered, or any such Order is modified or amended after entry without the prior acquiescence or written consent (not to be unreasonably withheld, conditioned or delayed) of the Company in a manner that prevents or prohibits the consummation of the Restructuring Transactions contemplated in this Agreement or any of the Definitive Documents in a way that cannot be remedied by the Commitment Parties subject to the reasonable satisfaction of the Debtors;

(e)    the Restructuring Support Agreement is terminated in accordance with its terms;
(f)    any of the Orders approving the Exit RBL Facility, the Exit Term Loans, this Agreement, the Rights Offering Procedures, the Plan or the Disclosure Statement or the Confirmation Order are reversed, stayed, dismissed, vacated or reconsidered or modified or amended without the acquiescence or consent (not to be unreasonably withheld, conditioned or delayed) of the Company (and such action has not been reversed or vacated within thirty (30) calendar days after its issuance) in a manner that prevents or prohibits the consummation of the Restructuring Transactions contemplated in this Agreement or any of the Definitive Documents in a way that cannot be remedied by the Commitment Parties subject to the reasonable satisfaction of the Debtors; or
(g)    the Closing Date has not occurred by the earlier of (i) the Outside Date (as the same may be extended pursuant to Section 9.2(a) or Section 2.3), and (ii) the date that is two hundred seventy (270) days from the date hereof, in either case, unless prior thereto the Effective Date occurs and each of the Transactions have been consummated; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.3(g) if it is then in material breach of this Agreement.
Section 9.4    Effect of Termination.
(a)    Upon termination of this Agreement pursuant to this Article IX, this Agreement shall forthwith become void and there shall be no further obligations or liabilities on the part of the Parties; provided, that (i) the obligations of the Debtors to pay the Expense Reimbursement pursuant to Article III and to satisfy their indemnification obligations pursuant to Article VIII shall survive the termination of this Agreement and shall remain in full force and effect, in each case, until such obligations have been satisfied, (ii) the provisions set forth in Article VIII, this Section 9.4 and Article X shall survive the termination of this Agreement in accordance with their terms and (iii) subject to Section 10.10 (Damages), nothing in this Section 9.4 shall relieve any Party from liability for its gross negligence or any willful or intentional breach of this Agreement. For purposes of this Agreement, “willful or intentional breach” means a breach of this Agreement that is a consequence of an act undertaken by the breaching Party with the knowledge that the taking of such act would, or would reasonably be expected to, cause a breach of this Agreement.
(b)    The Debtors shall make payments to the Commitment Premium Parties or their designees based upon their respective Commitment Premium Share Amount on the date of payment, by wire transfer of immediately available funds to such accounts as the Requisite Commitment Parties may designate, if this Agreement is terminated as follows:
(i)    upon termination pursuant to: (A) Section 9.2(c) (Adversary Proceeding), Section 9.2(d) (Breach) (unless such termination is the result of a breach not within the control of the Debtors) or Section 9.2(f) (Alternative Transactions); (B) Section 9.2(a) (Outside Date) where the failure of the Closing Date to occur prior to the Outside Date results from the Company’s breach of this Agreement (it being understood that a failure of the Closing Date to occur prior to the Outside Date arising from events not within the control of the Debtors (such as, for example, the failure to satisfy the condition set forth in Section 7.1(t) (Hedging) notwithstanding the Company’s compliance with its obligations under Section 6.14) shall not constitute a termination covered by this clause (B)); or (C) Section 9.2(b) (Restructuring Support Agreement) or Section 9.3(e) (Restructuring Support Agreement), in either case as a result of (x) a termination of the Restructuring Support Agreement pursuant to Section 9(c) thereof or (y) a termination of the Restructuring Support Agreement by the Required Consenting Senior Note Holders (as defined therein) arising from a breach of the Restructuring Support Agreement by the Debtors unless such breach is the result of (I) actions of the Bankruptcy Court not arising from any action or omission by the Debtors or (II) any other events not within the control of the Debtors (such as, for example, the failure to meet any Milestone (as defined in the Restructuring Support Agreement) notwithstanding the fact that the Company has taken all reasonably necessary actions to comply with the Milestone and has otherwise complied with its obligations under the Restructuring Support Agreement, it being understood and agreed that in the event that revisions or modifications to the Plan are required to render it confirmable, the failure of the Parties to agree to such modifications or amendments or the failure of the Parties to agree on the resolution of any blank or bracketed terms in the Plan prior to the Outside Date shall not constitute a termination covered by this clause (C)); then, in the case of each of clauses (A), (B) and (C), the Company shall pay the Commitment Premium, in cash, on or prior to the second (2nd) Business Day following such termination; and
(ii)    if the Company shall terminate this Agreement pursuant to Section 9.3(c) (Fiduciary Duties), then the Company shall pay the Commitment Premium, in cash, concurrently with such termination.
To the extent that all amounts due in respect of the Commitment Premium pursuant to this Section 9.4(b) have actually been paid by the Debtors to the Commitment Premium Parties in connection with a termination of this Agreement, the Commitment Parties shall not have any additional recourse against the Debtors for any obligations or liabilities relating to or arising from this Agreement, except for liability for gross negligence or willful or intentional breach of this Agreement pursuant to Section 9.4(a). Except as set forth in this Section 9.4(b), the Commitment Premium shall not be payable upon the termination of this Agreement.
ARTICLE X

GENERAL PROVISIONS
Section 10.1    Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as may be specified by like notice):

(a)    If to the Company or any of the other Debtors:
Vanguard Natural Resources, LLC
San Felipe Plaza
5847 San Felipe St. #3000
Houston, TX 77057
Fax:     (832) 327-220
Attn:    Scott W. Smith, President and Chief Executive Officer
Richard Robert, Chief Financial Officer
Email:    swsmith@vnrllc.com
rrobert@vnrllc.com

with copies (which shall not constitute notice) to:

Paul Hastings LLP
71 S. Wacker Drive
45th Floor
Chicago, IL 60606
Tel:     (312) 499-6000
Fax:     (312) 499-6100
Attn:    Christopher Dickerson
Douglas V. Getten
Todd M. Schwartz
Email:    chrisdickerson@paulhastings.com
douggetten@paulhastings.com
toddschwartz@paulhastings.com

(b)    If to the Commitment Parties:
To each Commitment Party at the addresses or e-mail addresses set forth below the Commitment Party’s signature in its signature page to this Agreement.
with a copy (which shall not constitute notice) to:
Milbank, Tweed, Hadley & McCloy LLP
28 Liberty Street
New York, New York 10005
Tel: (212) 530-5100
Fax: (212) 530-5219
Attn:     Dennis Dunne
Samuel Khalil
Brian Kinney
Scott Golenbock
Email: ddunne@milbank.com

skhalil@milbank.com
bkinney@milbank.com
sgolenbock@milbank.com

Section 10.2    Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of the Company and the Requisite Commitment Parties, other than an assignment by a Commitment Party expressly permitted by Section 2.3 or 2.6 and any purported assignment in violation of this Section 10.2 shall be void ab initio. Except as provided in Article VIII with respect to the Indemnified Persons, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the Parties.
Section 10.3    Prior Negotiations; Entire Agreement.
(a)    This Agreement (including the agreements attached as Exhibits to and the documents and instruments referred to in this Agreement) constitutes the entire agreement of the Parties and supersedes all prior agreements, arrangements or understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement, except that the Parties hereto acknowledge that any confidentiality agreements heretofore executed among the Parties and the Restructuring Support Agreement (including the Restructuring Term Sheet) will each continue in full force and effect.
(b)    Notwithstanding anything to the contrary in the Plan (including any amendments, supplements or modifications thereto) or the Confirmation Order (and any amendments, supplements or modifications thereto) or an affirmative vote to accept the Plan submitted by any Commitment Party, nothing contained in the Plan (including any amendments, supplements or modifications thereto) or Confirmation Order (including any amendments, supplements or modifications thereto) shall alter, amend or modify the rights of the Commitment Parties under this Agreement unless such alteration, amendment or modification has been made in accordance with Section 10.7.
Section 10.4    Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S CHOICE OF LAW PROVISIONS WHICH WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREES FOR ITSELF THAT ANY LEGAL ACTION, SUIT, OR PROCEEDING AGAINST IT WITH RESPECT TO ANY MATTER ARISING UNDER, ARISING OUT OF, OR IN CONNECTION WITH THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT, OR PROCEEDING, SHALL BE BROUGHT IN THE BANKRUPTCY COURT AND BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH OF THE

PARTIES IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF SUCH COURT, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OF PROCEEDING TO AN ADDRESS PROVIDED IN WRITING BY THE RECIPIENT OF SUCH MAILING, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.
Section 10.5    Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE AMONG THE PARTIES UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE.
Section 10.6    Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.
Section 10.7    Waivers and Amendments; Rights Cumulative; Consent. This Agreement may be amended, restated, modified or changed only by a written instrument signed by the Company and the Requisite Commitment Parties; provided, that (a) any Commitment Party’s prior written consent shall be required for any waiver or amendment that would, directly or indirectly: (i) modify such Commitment Party’s Commitment Percentage, provided, however, a Commitment Party’s written consent shall not be required in the event that each Commitment Party’s Commitments are being affected pro rata in accordance with their relative Commitment Percentages, (ii) increase the Per Unit Purchase Price, (iii) decrease the Commitment Premium or adversely modify in any material respect the method of payment thereof, (iv) increase the Commitment of such Commitment Party, (v) change the End Date or (vi) have a materially adverse and disproportionate effect on such Commitment Party; (b) any Exit Term Loan Commitment Party’s prior written consent shall be required for any waiver or amendment that would, directly or indirectly modify such Exit Term Loan Commitment Party’s Exit Term Loan Backstop Commitment, provided, however, an Exit Term Loan Commitment Party’s written consent shall not be required in the event that each Exit Term Loan Commitment Party’s Exit Term Loan Backstop Commitment is being reduced pro rata relative to the aggregate Exit Term Loan Backstop Commitments provided by the Exit Term Loan Commitment Parties and (c) the prior written consent of each Senior Commitment Party that was an original signatory hereto that is still a Commitment Party as of such date of amendment shall be required for any amendment to the definition of “Requisite Commitment Parties”. Notwithstanding the foregoing, the Commitment Schedule shall be revised as necessary without requiring a written instrument signed by the Company and the Requisite Commitment Parties to reflect changes in the composition of the Commitment

Parties and Commitment Percentages as a result of Transfers permitted in accordance with the terms and conditions of this Agreement. Other than as set forth in the first sentence of this Section 10.7, the terms and conditions of this Agreement (other than the conditions set forth in Sections 7.1 and 7.3, the waiver of which shall be governed solely by Article VII) may be waived (A) by the Debtors only by a written instrument executed by the Company and (B) by the Requisite Commitment Parties only by a written instrument executed by the Requisite Commitment Parties. No delay on the part of any Party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.
Section 10.8    Headings. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.
Section 10.9    Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.
Section 10.10    Damages. Notwithstanding anything to the contrary in this Agreement, none of the Parties will be liable for, and none of the Parties shall claim or seek to recover, any punitive, special, indirect or consequential damages or damages for lost profits.
Section 10.11    No Reliance. No Commitment Party or any of its Related Parties shall have any duties or obligations to the other Commitment Parties in respect of this Agreement, the Plan or the transactions contemplated hereby or thereby, except those expressly set forth herein. Without limiting the generality of the foregoing, (a) no Commitment Party or any of its Related Parties shall be subject to any fiduciary or other implied duties to the other Commitment Parties, (b) no Commitment Party or any of its Related Parties shall have any duty to take any discretionary action or exercise any discretionary powers on behalf of any other Commitment Party, (c) no Commitment Party or any of its Related Parties shall have any duty to the other Commitment Parties to obtain, through the exercise of diligence or otherwise, to investigate, confirm, or disclose to the other Commitment Parties any information relating to the Company or any of its Subsidiaries that may have been communicated to or obtained by such Commitment Party or any of its Affiliates in any capacity, (d) no Commitment Party may rely, and each Commitment Party confirms that it has not relied, on any due diligence investigation that any other Commitment Party or any Person acting on behalf of such other Commitment Party may have conducted with respect to the Company or any of its Affiliates or any of their respective securities, and (e) each Commitment Party acknowledges that no other Commitment Party is acting as a placement agent, initial purchaser, underwriter, broker or finder with respect to its Unsubscribed Units, 4(a)(2) Backstop Commitment Units or Commitment Percentage of its Commitments.
Section 10.12    Publicity. At all times prior to the Closing Date or the earlier termination of this Agreement in accordance with its terms, the Company and the Commitment Parties shall consult with each other prior to issuing any press releases (and provide each other a reasonable opportunity to review and comment upon such release) or otherwise making public announcements with respect to the transactions contemplated by this Agreement, it being understood that nothing in this Section 10.12 shall prohibit any Party from filing any motions or other pleadings or documents with the Bankruptcy Court in connection with the Chapter 11 Cases.
Section 10.13    Settlement Discussions. This Agreement and the transactions contemplated herein are part of a proposed settlement of a dispute between the Parties. Nothing herein shall be deemed an admission of any kind. Pursuant to Section 408 of the U.S. Federal Rules of Evidence and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any Legal Proceeding, except to the extent filed with, or disclosed to, the Bankruptcy Court in connection with the Chapter 11 Cases (other than a Legal Proceeding to approve or enforce the terms of this Agreement).
Section 10.14    No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Parties may be partnerships or limited liability companies, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any Party’s Affiliates, or any of such Party’s Affiliates’ or respective Related Parties in each case other than the Parties to this Agreement and each of their respective successors and permitted assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of any Party under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 10.14 shall relieve or otherwise limit the liability of any Party hereto or any of their respective successors or permitted assigns for any breach or violation of its obligations under this Agreement or such other documents or instruments.  For the avoidance of doubt, prior to the Effective Date, none of the Parties will have any recourse, be entitled to commence any proceeding or make any claim under this Agreement or in connection with the transactions contemplated hereby except against any of the Parties or their respective successors and permitted assigns, as applicable.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Parties have duly executed this Agreement as of the date first above written.
VANGUARD NATURAL RESOURCES, LLC
By: ____________________________________________
Name:
Title:

[Signature page to Backstop Commitment Agreement]

[COMMITMENT PARTIES]
By: ____________________________________________
Name:
Title:

Notice Information [Address]
[Email address]
[Attention to:]

[Signature page to Backstop Commitment Agreement]

Schedule 1
Commitment Schedule

Party	Commitment Percentage	Additional Commitment Percentage	Rights Offering Backstop Commitment	4(a)(2) Backstop Commitment
Joinder Commitment Parties:

Senior Commitment Parties

Incremental Senior Commitment Parties

Total	100.0%		$127,875,000	127,875,000

Schedule 2
Exit Term Loan Backstop Commitment Schedule

Party	Exit Term Loan Backstop Commitment	Percentage of Exit Term Loan Backstop Commitment

Total		100%

Company Disclosure Schedule
Section 4.32
Volcker Compliance
None.

Exhibit A-1
1145 Rights Offering Procedures

See attached.

Exhibit A-2
Accredited Investor Rights Offering Procedures

See attached.

Exhibit B
Form of Joinder Agreement for Related Purchaser
JOINDER TO BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT
JOINDER TO BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT (this “Joinder”) dated as of [____], 2017, by and among [____________] (the “Transferor”) and [____________] (the “Transferee”).
W I T N E S S E T H:
WHEREAS, Vanguard Natural Resources, LLC, on behalf of itself and each of the other Debtors and the Commitment Parties party thereto have heretofore executed and delivered a Backstop Commitment and Equity Investment Agreement, dated as of February 24, 2017 (as amended, supplemented restated or otherwise modified from time to time, the “Agreement”);
WHEREAS, pursuant to Section 2.6(b) of the Agreement, each Commitment Party shall have the right to Transfer all or any portion of its Commitments to any creditworthy Affiliate or Affiliated Fund (other than any portfolio company of such Commitment Party or its Affiliates), subject to the terms and conditions set forth in the Agreement;
WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor $[●] of its Commitment, of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment (the “Subject Transfer”);
NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which his hereby acknowledged, the Transferor, the Transferee and the Company covenant and agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. The “General Provisions” set forth in Article X of the Agreement shall be deemed to apply to this Joinder and is incorporated herein by reference, mutatis mutandis.
2.    Agreement to Transfer. The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, $[●] of its Commitment, of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment (and Schedule 1 to the Agreement shall be deemed to have been revised in accordance with the Agreement).
3.    Agreement to be Bound. The Transferee hereby agrees (a) to become a party to the Agreement as a Commitment Party and Party and as such will have all the rights and be subject to all of the obligations and agreements of a Commitment Party under the Agreement and (b) to purchase, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, such number of Unsubscribed Units and 4(a)(2) Backstop Commitment Units as corresponds to the Transferee’s Commitment Percentage. For the avoidance of doubt, the Transferee’s Commitment Percentage as of the date hereof is set forth on the signature page hereto (and Schedule 1 to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Commitment Percentage may be increased or decreased after the date hereof as provided in the Agreement and the BCA Approval Order.
4.    Representations and Warranties of the Transferor. The Transferor hereby represents and warrants that (a) the Transferee is an Affiliate or an Affiliated Fund of the Transferor; (b) the Transferee is not a portfolio company of the Transferor or the Transferor’s Affiliates and (c) the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.
5.    Representations and Warranties of the Transferee. The Transferee hereby makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement.
6.    Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction.
7.    Notice. All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 10.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).
[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Joinder to be executed as of the date first written above.
TRANSFEROR:
[                        ]
By: ______________________________________
Name:
Title:
Address 1:
Address 2:
Attention:
Facsimile:
Email:
Commitment Percentage:
Commitment: $[●], of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment

TRANSFEREE:
[                      ]

By: ______________________________________
Name:
Title:
Address 1:
Address 2:
Attention:
Facsimile:
Email:
Commitment Percentage:
Commitment: $[●], of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment

Acknowledged and Agreed to:
VANGUARD NATURAL RESOURCES, LLC
As a Debtor

By: ______________________________________
Name:
Title:

Exhibit C-1

Form of Joinder Agreement for Existing Commitment Party
JOINDER TO BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT
JOINDER TO BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT (this “Joinder”) dated as of [____], 2017, by and among [____________] (the “Transferor”) and [____________] (the “Transferee”).
W I T N E S S E T H:
WHEREAS, Vanguard Natural Resources, LLC, on behalf of itself and each of the other Debtors and the Commitment Parties party thereto have heretofore executed and delivered a Backstop Commitment and Equity Investment Agreement, dated as of February 24, 2017 (as amended, supplemented restated or otherwise modified from time to time, the “Agreement”);
WHEREAS, pursuant to Section 2.6(c) of the Agreement, each Commitment Party shall have the right to Transfer all or any portion of its Commitments to any other Commitment Party or such other Commitment Party’s Affiliate or Related Purchaser, subject to the terms and conditions set forth in the Agreement;
[WHEREAS, pursuant to Section 2.6(g) of the Agreement, each Commitment Party may Transfer a proportional amount of its Exit Term Loan Backstop Commitment to any Person in connection with any Transfer of all or any portion of such Party’s Commitments to such Person in accordance with Sections 2.6(c) through (e);]
WHEREAS, the Subject Transfer has been consented to be the Requisite Commitment Parties; and
WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor $[●] of its Commitment, of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment (the “Subject Transfer”);
NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which his hereby acknowledged, the Transferor, the Transferee and the Company covenant and agree as follows:
1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. The “General Provisions” set forth in Article X of the Agreement shall be deemed to apply to this Joinder and is incorporated herein by reference, mutatis mutandis.

2.    Agreement to Transfer. The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, $[●] of its Commitment, of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment [and the Exit Term Loan Backstop Commitment set forth beneath its signature in the signature page hereto] (and Schedule[s] 1 [and 2] to the Agreement shall be deemed to have been revised in accordance with the Agreement).
3.    Agreement to be Bound. The Transferee hereby agrees (a) to become a party to the Agreement as a Commitment Party and Party and as such will have all the rights and be subject to all of the obligations and agreements of a Commitment Party under the Agreement [and] (b) to purchase, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, such number of Unsubscribed Units and 4(a)(2) Backstop Commitment Units as corresponds to the Transferee’s Commitment Percentage [and (c) to purchase the Exit Term Loan Backstop Commitment]. For the avoidance of doubt, the Transferee’s Commitment Percentage [and Exit Term Loan Backstop Commitment] as of the date hereof is set forth on the signature page hereto (and Schedule[s] 1[ and 2] to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Commitment Percentage [and Exit Term Loan Backstop Commitment] may be increased or decreased after the date hereof as provided in the Agreement and the BCA Approval Order.
4.    Release of Obligations of Transferor. Upon consummation of the Subject Transfer, the Transferor shall be deemed to relinquish its rights (and be released from its obligations, except for any claim for breach of the Agreement that occurs prior to consummation of the Subject Transfer) under the Agreement to the extent of the Commitments [and Exit Term Loan Backstop Commitment] Transferred in the Subject Transfer.
5.    Representations and Warranties of the Transferor. The Transferor hereby represents and warrants that (a) the Transferee is not a portfolio company of the Transferor or the Transferor’s Affiliates and (b) the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.
6.    Representations and Warranties of the Transferee. The Transferee hereby makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement.
7.    Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction.
8.    Notice. All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 10.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Joinder to be executed as of the date first written above.
TRANSFEROR:
[                        ]
By: ______________________________________
Name:
Title:
Address 1:
Address 2:
Attention:
Facsimile:
Email:
Commitment Percentage:
Commitment: $[●], of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment
Exit Term Loan Backstop Commitment:
TRANSFEREE:
[                      ]
By: ______________________________________
Name:
Title:
Address 1:
Address 2:
Attention:
Facsimile:
Email:
Commitment Percentage:
$[●] of its Commitment, of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment
Exit Term Loan Backstop Commitment:

Acknowledged and Agreed to:
VANGUARD NATURAL RESOURCES, LLC
As a Debtor

By: ______________________________________
Name:
Title:

Exhibit C-2

Form of Amendment for Existing Commitment Party
AMENDMENT TO BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT
AMENDMENT TO BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT (this “Amendment”) dated as of [____], 2017, by and among [____________] (the “Transferor”) and [____________] (the “Transferee”).
W I T N E S S E T H:
WHEREAS, Vanguard Natural Resources, LLC, on behalf of itself and each of the other Debtors and the Commitment Parties party thereto have heretofore executed and delivered a Backstop Commitment and Equtiy Investment Agreement, dated as of February 24, 2017 (as amended, supplemented restated or otherwise modified from time to time, the “Agreement”);
WHEREAS, pursuant to Section 2.6(c) of the Agreement, each Commitment Party shall have the right to Transfer all or any portion of its Commitments to any other Commitment Party or such other Commitment Party’s Affiliate or Related Purchaser, subject to the terms and conditions set forth in the Agreement;
[WHEREAS, pursuant to Section 2.6(g) of the Agreement, each Commitment Party may Transfer a proportional amount of its Exit Term Loan Backstop Commitment to any Person in connection with any Transfer of all or any portion of such Party’s Commitments to such Person in accordance with Sections 2.6(c) through (e);]
WHEREAS, the Subject Transfer has been consented to be the Requisite Commitment Parties; and
WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor $[●] of its Commitment, of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment [and the Exit Term Loan Backstop Commitment set forth beneath its signature in the signature page hereto] (the “Subject Transfer”);
NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which his hereby acknowledged, the Transferor, the Transferee and the Company covenant and agree as follows:
1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. The “General Provisions” set forth in Article X of the Agreement shall be deemed to apply to this Amendment and is incorporated herein by reference, mutatis mutandis.

2.    Agreement to Transfer. The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, $[●] of its Commitment, of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment [and the Exit Term Loan Backstop Commitment set forth beneath its signature in the signature page hereto] (and Schedule[s] 1 [and 2] to the Agreement shall be deemed to have been revised in accordance with the Agreement).
3.    Agreement to be Bound. The Transferee hereby agrees to purchase, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, such number of Unsubscribed Units and 4(a)(2) Backstop Commitment Units as corresponds to the Transferee’s Commitment Percentage [and the Exit Term Loan Backstop Commitment set forth on the signature page hereto]. For the avoidance of doubt, the Transferee’s Commitment Percentage [and the Exit Term Loan Backstop Commitment] as of the date hereof is set forth on the signature page hereto (and Schedule[s] 1 [and 2] to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Commitment Percentage [and the Exit Term Loan Backstop Commitment] may be increased or decreased after the date hereof as provided in the Agreement and the BCA Approval Order.
4.    Release of Obligations of Transferor. Upon consummation of the Subject Transfer, the Transferor shall be deemed to relinquish its rights (and be released from its obligations, except for any claim for breach of the Agreement that occurs prior to consummation of the Subject Transfer) under the Agreement to the extent of the Commitments [and the Exit Term Loan Backstop Commitment] Transferred in the Subject Transfer.
5.    Representations and Warranties of the Transferor. The Transferor hereby represents and warrants that (a) the Transferee is not a portfolio company of the Transferor or the Transferor’s Affiliates and (b) the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.
6.    Representations and Warranties of the Transferee. The Transferee hereby makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement.
7.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction, and, to the extent applicable, the Bankruptcy Code.
8.    Notice. All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 10.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).
[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment to be executed as of the date first written above.
TRANSFEROR:
[                        ]

By: ______________________________________
Name:
Title:

Address 1:
Address 2:
Attention:
Facsimile:
Email:
Commitment Percentage:
Commitment: $[●], of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment
Exit Term Loan Backstop Commitment:

TRANSFEREE:
[                      ]

By: ______________________________________
Name:
Title:

Address 1:
Address 2:
Attention:
Facsimile:
Email:
Commitment Percentage:
Commitment: $[●], of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment
Exit Term Loan Backstop Commitment:

Acknowledged and Agreed to:
VANGUARD NATURAL RESOURCES, LLC
As a Debtor

By: ______________________________________
Name:
Title:

Exhibit D

Form of Joinder Agreement for New Purchaser
JOINDER TO BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT
JOINDER TO BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT (this “Joinder”) dated as of [____], 2017, by and among [____________] (the “Transferor”) and [____________] (the “Transferee”).
W I T N E S S E T H:
WHEREAS, Vanguard Natural Resources, LLC, on behalf of itself and each of the other Debtors and the Commitment Parties party thereto have heretofore executed and delivered a Backstop Commitment and Equity Investment Agreement, dated as of February 24, 2017 (as amended, supplemented restated or otherwise modified from time to time, the “Agreement”);
WHEREAS, pursuant to Section 2.6(d) of the Agreement, each Commitment Party shall have the right to Transfer all or any portion of its Commitments to any Person, subject to the terms and conditions set forth in the Agreement;
[WHEREAS, pursuant to Section 2.6(g) of the Agreement, each Commitment Party may Transfer a proportional amount of its Exit Term Loan Backstop Commitment to any Person in connection with any Transfer of all or any portion of such Party’s Commitments to such Person in accordance with Sections 2.6(c) through (e);]
WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor $[●] of its Commitment, of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment [and the Exit Term Loan Backstop Commitment set forth beneath its signature in the signature page hereto] (the “Subject Transfer”);
WHEREAS, the Subject Transfer has been consented to be the Requisite Commitment Parties; and
WHEREAS, [the Subject Transfer has been consented to by the Company]/[the Transferor has agreed to remain obligated to fund the portion of the Commitments [and the Exit Term Loan Backstop Commitment] to be Transferred in the Subject Transfer;]
NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Transferor, the Transferee and the Company covenant and agree as follows:
1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. The “General Provisions” set forth in Article X of the Agreement shall be deemed to apply to this Joinder and is incorporated herein by reference, mutatis mutandis.
2.    Agreement to Transfer. The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, $[●] of its Commitment, of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment [and the Exit Term Loan Backstop Commitment set forth beneath its signature in the signature page hereto] (and Schedule[s] 1 [and 2] to the Agreement shall be deemed to have been revised in accordance with the Agreement).
3.    Agreement to be Bound. The Transferee hereby agrees (a) to become a party to the Agreement as a Commitment Party and Party and as such will have all the rights and be subject to all of the obligations and agreements of a Commitment Party under the Agreement and (b) to purchase, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, such number of Unsubscribed Units and 4(a)(2) Backstop Commitment Units as corresponds to the Transferee’s Commitment Percentage [and (c) to purchase, the Exit Term Loan Backstop Commitment]. For the avoidance of doubt, the Transferee’s Commitment Percentage [and Exit Term Loan Backstop Commitment] as of the date hereof is set forth on the signature page hereto (and Schedule[s] 1 and [2] to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Commitment Percentage [and Exit Term Loan Backstop Commitment] may be increased or decreased after the date hereof as provided in the Agreement and the BCA Approval Order.
4.    [Continuing Obligations of Transferor. Nothing in this Joinder shall be construed to relieve the Transferor from any of its obligations under the Agreement.]/[Release of Obligations of Transferor. Upon consummation of the Subject Transfer, the Transferor shall be deemed to relinquish its rights (and be released from its obligations, except for any claim for breach of the Agreement that occurs prior to consummation of the Subject Transfer) under the Agreement to the extent of the Commitments Transferred [and Exit Term Loan Backstop Commitment] in the Subject Transfer.]
5.    Representations and Warranties of the Transferor. The Transferor hereby represents and warrants that (a) the Subject Transfer has been approved by the Requisite Commitment Parties; (b) [the Subject Transfer has been consented to by the Company]/[it has agreed to remain obligated to fund the Commitments [and Exit Term Loan Backstop Commitment] to be Transferred in the Subject Transfer] and (c) the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.
6.    Representations and Warranties of the Transferee. The Transferee hereby makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement.
7.    Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction, and, to the extent applicable, the Bankruptcy Code.
8.    Notice. All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 10.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).
[Signature pages follow]

I IN WITNESS WHEREOF, each of the undersigned parties has caused this Joinder to be executed as of the date first written above.
TRANSFEROR:
[                        ]

By: ______________________________________
Name:
Title:

Address 1:
Address 2:
Attention:
Facsimile:
Email:
Commitment Percentage:
Commitment: $[●], of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment
Exit Term Loan Backstop Commitment:

TRANSFEREE:
[                      ]

By: ______________________________________
Name:
Title:

Address 1:
Address 2:
Attention:
Facsimile:
Email:
Commitment Percentage:
$[●] of its Commitment, of which $[●] is an Incremental Commitment and $[●] is a Joinder Commitment
Exit Term Loan Backstop Commitment:

Acknowledged and Agreed to:
VANGUARD NATURAL RESOURCES, LLC
As a Debtor

By: ______________________________________
Name:
Title:

Exhibit E
Form of Joinder Agreement for Related Purchaser (Exit Term Loan Backstop Commitment)
JOINDER TO BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT
JOINDER TO BACKSTOP COMMITMENT AND EQUITY INVESTMENT AGREEMENT (this “Joinder”) dated as of [____], 2017, by and among [____________] (the “Transferor”) and [____________] (the “Transferee”).
W I T N E S S E T H:
WHEREAS, Vanguard Natural Resources, LLC, on behalf of itself and each of the other Debtors and the Commitment Parties party thereto have heretofore executed and delivered a Backstop Commitment and Equity Investment Agreement, dated as of February 24, 2017 (as amended, supplemented restated or otherwise modified from time to time, the “Agreement”);
WHEREAS, pursuant to Section 2.6(g) of the Agreement, each Exit Term Loan Commitment Party may Transfer all or any portion of its Exit Term Loan Backstop Commitment to any credit-worthy Affiliate or Affiliated Fund (other than any portfolio company of such Exit Term Loan Commitment Party or its Affiliates), subject to the terms and conditions set forth in the Agreement;
WHEREAS, Transferor desires to sell to Transferee and Transferee desires to purchase from Transferor the Exit Term Loan Backstop Commitment set forth beneath its signature in the signature page hereto (the “Subject Transfer”);
NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which his hereby acknowledged, the Transferor, the Transferee and the Company covenant and agree as follows:
1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. The “General Provisions” set forth in Article X of the Agreement shall be deemed to apply to this Joinder and is incorporated herein by reference, mutatis mutandis.
2.    Agreement to Transfer. The Transferor hereby agrees to Transfer to the Transferee, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, the Exit Term Loan Backstop Commitment set forth beneath its signature in the signature page hereto (and Schedule 2 to the Agreement shall be deemed to have been revised in accordance with the Agreement).
3.    Agreement to be Bound. The Transferee hereby agrees (a) to become a party to the Agreement as a Commitment Party and Party and as such will have all the rights and be subject to all of the obligations and agreements of a Commitment Party under the Agreement and (b) to purchase, pursuant and subject to the terms and conditions set forth in the Agreement and the BCA Approval Order, the Exit Term Loan Backstop Commitment. For the avoidance of doubt, the Transferee’s Exit Term Loan Backstop Commitment as of the date hereof is set forth on the signature page hereto (and Schedule 2 to the Agreement shall be deemed to have been revised in accordance with the Agreement); provided, however, that such Transferee’s Commitment Percentage may be increased or decreased after the date hereof as provided in the Agreement and the BCA Approval Order.
4.    Representations and Warranties of the Transferor. The Transferor hereby represents and warrants that (a) the Transferee is an Affiliate or an Affiliated Fund of the Transferor; (b) the Transferee is not a portfolio company of the Transferor or the Transferor’s Affiliates and (c) the Subject Transfer does not violate any of the provisions contained in Section 2.6(e) of the Agreement.
5.    Representations and Warranties of the Transferee. The Transferee hereby makes, to each of the other Parties, as to itself only and (unless otherwise set forth therein) as of the date hereof and as of the Closing Date, the representations and warranties set forth in Article V of the Agreement.
6.    Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the State of New York without regard for any conflict of law principles that would apply the laws of any other jurisdiction.
7.    Notice. All notices and other communications given or made to the Transferee in connection with the Agreement shall be made in accordance with Section 10.1 of the Agreement, to the address set forth under the Transferee’s signature in the signature pages hereto (and the Agreement shall be deemed to have been updated to include such notice information for the Transferee).
[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Joinder to be executed as of the date first written above.
TRANSFEROR:
[                        ]
By: ______________________________________
Name:
Title:
Address 1:
Address 2:
Attention:
Facsimile:
Email:
Exit Term Loan Backstop Commitment:

TRANSFEREE:
[                      ]

By: ______________________________________
Name:
Title:
Address 1:
Address 2:
Attention:
Facsimile:
Email:
Exit Term Loan Backstop Commitment:

Acknowledged and Agreed to:
VANGUARD NATURAL RESOURCES, LLC
As a Debtor

By: ______________________________________
Name:
Title: